Exhibit 99.3

                     PCFII Mortgage Loan Purchase Agreement

                                                                  EXECUTION COPY

                        MORTGAGE LOAN PURCHASE AGREEMENT
                                  (PCFII LOANS)

            Mortgage Loan Purchase Agreement (this "Agreement"), dated as of May 1, 2007, between Principal Commercial Funding II, LLC (the "Seller"), and Morgan Stanley Capital I Inc. (the "Purchaser").

            The Seller agrees to sell, and the Purchaser agrees to purchase, certain mortgage loans listed on Exhibit 1 hereto (the "Mortgage Loans") as described herein. The Purchaser will convey the Mortgage Loans to a trust (the "Trust") created pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 2007, between the Purchaser, as depositor, Capmark Finance Inc., as Capmark Master Servicer, Prudential Asset Resources, Inc., as Prudential Master Servicer, Wells Fargo Bank, National Association, as Wells Fargo Master Servicer, Centerline Servicing, Inc. (formerly ARCap Servicing, Inc.), as Special Servicer, The Bank of New York Trust Company, National Association, as Trustee, and LaSalle Bank National Association, as Paying Agent, Certificate Registrar, Authenticating Agent and Custodian. In exchange for the Mortgage Loans and certain other mortgage loans (the "Other Mortgage Loans") to be purchased by the Purchaser, the Trust will issue to the Depositor pass-through certificates to be known as Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14 (the "Certificates"). The Certificates will be issued pursuant to the Pooling and Servicing Agreement.

            Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

            The Class A-1, Class A-1A, Class A-2, Class A-2FL, Class A-3, Class A-AB, Class A-4, Class A-5FL, Class A-M, Class A-MFL, Class A-J, Class A-JFL and Class B Certificates (the "Public Certificates") will be sold by the Purchaser to Morgan Stanley & Co. Incorporated, LaSalle Financial Services, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets Corporation, Goldman, Sachs & Co., and Greenwich Capital Markets, Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, between the Purchaser and the Underwriters, dated May 18, 2007 (the "Underwriting Agreement"), and the Class X, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q, Class S, Class EI, Class R-I, Class R-II and Class R-III Certificates (collectively, the "Private Certificates") will be sold by the Purchaser to Morgan Stanley & Co. Incorporated (in such capacity, the "Initial Purchaser") pursuant to a Certificate Purchase Agreement, between the Purchaser and the Initial Purchaser, dated May 18, 2007 (the "Certificate Purchase Agreement"). The Underwriters will offer the Public Certificates for sale publicly pursuant to a Prospectus dated February 6, 2007, as supplemented by a Prospectus Supplement dated May 18, 2007 (together, the "Prospectus Supplement"), and the Initial Purchaser will offer the Private Certificates (other than the Class EI, Class R-I, Class R-II and Class R-III Certificates) for sale in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to a Private Placement Memorandum, dated as of May 18, 2007 (the "Memorandum").

            In consideration of the mutual agreements contained herein, the Seller and the Purchaser hereby agree as follows:

            Section 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, on a servicing released basis, the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as
Exhibit 1, as such schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Cut-Off Date with respect to each Mortgage Loan is such Mortgage Loan's Due Date in the month of May 2007. The Mortgage Loans and the Other Mortgage Loans will have an aggregate principal balance as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not received, of $719,946,861. The sale of the Mortgage Loans shall take place on May 30, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The purchase price to be paid by the Purchaser for the Mortgage Loans shall equal the amount set forth as such purchase price in the Bill of Sale. The purchase price shall be paid to the Seller by wire transfer in immediately available funds on the Closing Date.

            On the Closing Date, the Purchaser will assign to the Trustee pursuant to the Pooling and Servicing Agreement all of its right, title and interest in and to the Mortgage Loans and its rights under this Agreement (to the extent set forth in Section 15), and the Trustee shall succeed to such right, title and interest in and to the Mortgage Loans and the Purchaser's rights under this Agreement (to the extent set forth in Section 15).

            Section 2. Conveyance of Mortgage Loans. Effective as of the Closing Date, subject only to receipt of the consideration referred to in Section 1 hereof and the satisfaction of the conditions specified in Sections 6 and 7 hereof, the Seller does hereby transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller, with the understanding that a Servicing Rights Purchase Agreement, dated May 30, 2007, will be executed by the Seller and the Capmark Master Servicer, in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of the Closing Date. The Mortgage Loan Schedule, as it may be amended from time to time on or prior to the Closing Date, shall conform to the requirements of this Agreement and the Pooling and Servicing Agreement. In connection with such transfer and assignment, the Seller shall deliver to the Custodian on behalf of the Trustee, on behalf of the Purchaser, on or prior to the Closing Date, the Mortgage Note (as described in clause (a) below) for each Mortgage Loan and on or prior to the fifth Business Day after the Closing Date, five limited powers of attorney substantially in the form attached hereto as Exhibit 4 in favor of the Trustee, the applicable Master Servicer and the Special Servicer to empower the Trustee, the applicable Master Servicer and, in the event of the failure or incapacity of the Trustee and the applicable Master Servicer, the Special Servicer, to submit for recording, at the expense of the Seller, any mortgage loan documents required to be recorded as described in the Pooling and Servicing Agreement and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files (so long as original counterparts have previously been delivered to the Trustee). The Seller agrees to reasonably cooperate with the Trustee, the applicable Master Servicer and the Special Servicer in connection with any additional powers of attorney or revisions thereto that are requested by such parties for purposes of such recordation. The parties hereto agree that no such power of attorney shall be used with respect to any Mortgage Loan by or under authorization by any party hereto except to the extent that the absence of a document described in the second preceding sentence with respect to such Mortgage Loan remains unremedied as of the earlier of (i) the date that is 180 days following the delivery of notice of such absence to the Seller, but in no event earlier than 18 months from the Closing Date, and (ii) the date (if any) on which such Mortgage Loan becomes a Specially Serviced Mortgage Loan. The Trustee shall submit such documents for recording, at the Seller's expense, after the periods set forth above; provided, however, the Trustee shall not submit such assignments for recording if the Seller produces evidence that it has sent any such assignment for recording and certifies that the Seller is awaiting its return from the applicable recording office. In addition, not later than the 30th day following the Closing Date, the Seller shall deliver to the Custodian on behalf of the Trustee each of the remaining documents or instruments specified below (with such exceptions and additional time periods as are permitted by this Section) with respect to each Mortgage Loan (each, a "Mortgage File"). (The Seller acknowledges that the term "without recourse" does not modify the duties of the Seller under Section 5 hereof.)

            All Mortgage Files, or portions thereof, delivered prior to the Closing Date are to be held by the Custodian on behalf of the Trustee in escrow on behalf of the Seller at all times prior to the Closing Date. The Mortgage Files shall be released from escrow upon closing of the sale of the Mortgage Loans and payments of the purchase price therefor as contemplated hereby. The Mortgage File for each Mortgage Loan shall contain the following documents:

            (a) The original Mortgage Note bearing all intervening endorsements, endorsed in blank or endorsed "Pay to the order of The Bank of New York Trust Company, National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14, without recourse, representation or warranty" or if the original Mortgage Note is not included therein, then a lost note affidavit and indemnity, with a copy of the Mortgage Note attached thereto;

            (b) The original Mortgage, with evidence of recording thereon, and, if the Mortgage was executed pursuant to a power of attorney, a certified true copy of the power of attorney certified by the public recorder's office, with evidence of recording thereon (if recording is customary in the jurisdiction in which such power of attorney was executed), or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such original Mortgage cannot be delivered with evidence of recording thereon on or prior to the 90th day following the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, the Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate (as defined below) of the Seller stating that such original Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such Mortgage is recorded that such copy is a true and complete copy of the original recorded Mortgage;

            (c) The originals of all agreements modifying a Money Term or other material modification, consolidation and extension agreements, if any, with evidence of recording thereon (if applicable) or if any such original modification, consolidation or extension agreement has been delivered to the appropriate recording office for recordation and either has not yet been returned on or prior to the 90th day following the Closing Date with evidence of recordation thereon or has been lost after recordation, a true copy of such modification, consolidation or extension certified by the Seller together with
(i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such original modification, consolidation or extension agreement has been dispatched or sent to the appropriate public recording official for recordation or (ii) in the case of an original modification, consolidation or extension agreement that has been lost after recordation, a certification by the appropriate county recording office where such document is recorded that such copy is a true and complete copy of the original recorded modification, consolidation or extension agreement, and the originals of all assumption agreements, if any;

            (d) An original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in blank or in favor of "The Bank of New York Trust Company, National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14";

            (e) Originals of all intervening assignments of Mortgage, if any, with evidence of recording thereon or, if such original assignments of Mortgage have been delivered to the appropriate recorder's office for recordation, certified true copies of such assignments of Mortgage certified by the Seller, or in the case of an original blanket intervening assignment of Mortgage retained by the Seller, a copy thereof certified by the Seller or, if any original intervening assignment of Mortgage has not yet been returned on or prior to the 90th day following the Closing Date from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such original intervening assignment of Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original intervening assignment of Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such assignment is recorded that such copy is a true and complete copy of the original recorded intervening assignment of Mortgage;

            (f) If the related Assignment of Leases is separate from the Mortgage, the original of such Assignment of Leases with evidence of recording thereon or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such Assignment of Leases has not been returned on or prior to the 90th day following the Closing Date because of a delay caused by the applicable public recording office where such Assignment of Leases has been delivered for recordation or because such original Assignment of Leases has been lost, the Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such Assignment of Leases submitted for recording, together with, (i) in the case of a delay caused by the public recording office, an Officer's Certificate (as defined below) of the Seller stating that such Assignment of Leases has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Assignment of Leases that has been lost after recordation, a certification by the appropriate county recording office where such Assignment of Leases is recorded that such copy is a true and complete copy of the original recorded Assignment of Leases, in each case together with an original assignment of such Assignment of Leases, in recordable form (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in favor of "The Bank of New York Trust Company, National Association., as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14," which assignment may be effected in the related Assignment of Mortgage;

            (g) The original or a copy of each guaranty, if any, constituting additional security for the repayment of such Mortgage Loan;

            (h) The original Title Insurance Policy, or in the event such original Title Insurance Policy has not been issued, a binder, actual "marked-up" title commitment, pro forma policy, or an agreement to provide any of the foregoing pursuant to binding escrow instructions executed by the title company or its authorized agent with the original Title Insurance Policy to follow within 180 days of the Closing Date, or a copy of any of the foregoing certified by the title company with the original Title Insurance Policy to follow within 180 days of the Closing Date, or a preliminary title report with the original Title Insurance Policy to follow within 180 days of the Closing Date;

            (i) (A) Copies of UCC financing statements (together with all assignments thereof) filed in connection with a Mortgage Loan and (B) UCC-2 or UCC-3 financing statements assigning such UCC financing statements to the Trustee delivered in connection with the Mortgage Loan;

            (j) Copies of the related ground lease(s), if any, to any Mortgage Loan where the Mortgagor is the lessee under such ground lease and there is a lien in favor of the mortgagee in such lease.

            (k) Copies of any loan agreements, lock-box agreements and intercreditor agreements, if any, related to any Mortgage Loan;

            (l) Either (A) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be assigned and delivered to the Trustee (and delivered to the Custodian on the Trustee's behalf) on behalf of the Trust with a copy to be held by the Primary Servicer (or the Master Servicer), and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing Agreement and the Primary Servicing Agreement or (B) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be held by the applicable Primary Servicer (or the Master Servicer) on behalf of the Trustee, with a copy to be held by the Custodian on behalf of the Trustee, and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing Agreement and the Primary Servicing Agreement (it being understood that the Seller has agreed (a) that the proceeds of such letter of credit belong to the Trust, (b) to notify, on or before the Closing Date, the bank issuing the letter of credit that the letter of credit and the proceeds thereof belong to the Trust, and to use reasonable efforts to obtain within 30 days (but in any event to obtain within 90 days) following the Closing Date, an acknowledgement thereof by the bank (with a copy of such acknowledgement to be sent to the Custodian on behalf of the Trustee) and (c) to indemnify the Trust for any liabilities, charges, costs, fees or other expenses accruing from the failure of the Seller to assign the letter of credit hereunder). In the case of clause (B) above, any letter of credit held by the applicable Primary Servicer (or Master Servicer) shall be held in its capacity as agent of the Trust, and if the applicable Primary Servicer (or Master Servicer) sells its rights to service the applicable Mortgage Loan, the applicable Primary Servicer (or Master Servicer) has agreed to assign the applicable letter of credit to the Trust or at the direction of the Special Servicer to such party as the Special Servicer may instruct, in each case, at the expense of the applicable Primary Servicer (or Master Servicer). The applicable Primary Servicer (or Master Servicer) has agreed to indemnify the Trust for any loss caused by the ineffectiveness of such assignment;

            (m) The original or a copy of the environmental indemnity agreement, if any, related to any Mortgage Loan;

            (n) Copies of third-party management agreements, if any, for all hotels and for such other Mortgaged Properties securing Mortgage Loans with a Cut-Off Date principal balance equal to or greater than $20,000,000;

            (o) The original of any Environmental Insurance Policy or, if the original is held by the related Mortgagor, a copy thereof;

            (p) A copy of any affidavit and indemnification agreement in favor of the lender;

            (q) With respect to hospitality properties, a copy of any franchise agreement, franchise comfort letter and applicable assignment or transfer documents;

            "Officer's Certificate" shall mean a certificate signed by one or more of the Chairman of the Board, any Vice Chairman, the President, any Senior Vice President, any Vice President, any Assistant Vice President, any Treasurer or any Assistant Treasurer.

            The Assignment of Mortgage, intervening assignments of Mortgage and assignment of Assignment of Leases referred to in clauses (d), (e) and (f) may be in the form of a single instrument assigning the Mortgage and the Assignment of Leases to the extent permitted by applicable law. To avoid the unnecessary expense and administrative inconvenience associated with the execution and recording or filing of multiple assignments of mortgages, assignments of leases (to the extent separate from the mortgages) and assignments of UCC financing statements, the Seller shall execute, in accordance with the third succeeding paragraph, the assignments of mortgages, the assignments of leases (to the extent separate from the mortgages) and the assignments of UCC financing statements relating to the Mortgage Loans naming the Trustee on behalf of the Certificateholders as assignee. Notwithstanding the fact that such assignments of mortgages, assignments of leases (to the extent separate from the assignments of mortgages) and assignments of UCC financing statements shall name the Trustee on behalf of the Certificateholders as the assignee, the parties hereto acknowledge and agree that the Mortgage Loans shall for all purposes be deemed to have been transferred from the Seller to the Purchaser and from the Purchaser to the Trustee on behalf of the Certificateholders.

            If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, any of the documents and/or instruments referred to in clauses
(b), (c), (e) or (f), with evidence of recording thereon, because of a delay caused by the public recording office where such document or instrument has been delivered for recordation within such 90-day period, but the Seller delivers a photocopy thereof (to the extent available, certified by the appropriate county recorder's office to be a true and complete copy of the original thereof submitted for recording or, if such certification is not available, together with an Officer's Certificate of the Seller stating that such document has been sent to the appropriate public recording official for recordation), to the Custodian on behalf of the Trustee within such 90-day period, the Seller shall then deliver within 180 days after the Closing Date the recorded document (or within such longer period after the Closing Date as the Custodian on behalf of the Trustee may consent to, which consent shall not be withheld so long as the Seller is, as certified in writing to the Custodian on behalf of the Trustee no less often than monthly, in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy).

            The Trustee, as assignee or transferee of the Purchaser, shall be entitled to all scheduled payments of principal due thereon after the Cut-Off Date, all other payments of principal collected after the Cut-Off Date (other than scheduled payments of principal due on or before the Cut-Off Date), and all payments of interest on the Mortgage Loans allocable to the period commencing on the Cut-Off Date. All scheduled payments of principal and interest due on or before the Cut-Off Date and collected after the Cut-Off Date shall belong to the Seller.

            Within 45 days following the Closing Date, the Seller shall deliver and the Purchaser, the Custodian on behalf of the Trustee or the agents of either may submit or cause to be submitted for recordation at the expense of the Seller, in the appropriate public office for real property records, each assignment referred to in clauses (d) and (f)(ii) above (with recording information in blank if such information is not yet available). Within 15 days following the Closing Date, the Seller shall deliver and the Purchaser, the Custodian on behalf of the Trustee or the agents of either may submit or cause to be submitted for filing, at the expense of the Seller, in the appropriate public office for Uniform Commercial Code financing statements, the assignment referred to in clause (i) above. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall prepare a substitute therefor or cure such defect, and the Seller shall, at its own expense (except in the case of a document or instrument that is lost by the Trustee), record or file, as the case may be, and deliver such document or instrument in accordance with this Section 2.

            As to each Mortgage Loan secured by a Mortgaged Property with respect to which the related Mortgagor has entered into a franchise agreement and each Mortgage Loan secured by a Mortgaged Property with respect to which a letter of credit is in place, the Seller shall provide a notice on or prior to the date that is thirty (30) days after the Closing Date to the franchisor or the issuing financial institution, as applicable, of the transfer of such Mortgage Loan to the Trust pursuant to the Pooling and Servicing Agreement, and inform such parties that any notices to the Mortgagor's lender pursuant to such franchise agreement or letter of credit should thereafter be forwarded to the Master Servicer and, with respect to each franchise agreement, provide a franchise comfort letter to the franchisor on or prior to the date that is thirty (30) days after the Closing Date. After the Closing Date, with respect to any letter of credit that has not yet been assigned to the Trust, upon the written request of the Master Servicer or the applicable Primary Servicer, the Seller will draw on such letter of credit as directed by the Master Servicer or such Primary Servicer in such notice to the extent the Seller has the right to do so.

            Documents that are in the possession of the Seller, its agents or its subcontractors that relate to the servicing of any Mortgage Loans and that are not required to be a part of the Mortgage File and are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan (the "Servicing File") shall be delivered by the Seller to or at the direction of the Master Servicer, on behalf of the Purchaser, on or prior to the 75th day after the Closing Date, in accordance with the Primary Servicing Agreement, if applicable.

            The Servicing File shall include, to the extent required to be (and actually) delivered to the Seller pursuant to the applicable Mortgage Loan documents, copies of the following items: the Mortgage Note, any Mortgage, the Assignment of Leases and the Assignment of Mortgage, any guaranty/indemnity agreement, any loan agreement, the insurance policies or certificates, as applicable, the property inspection reports, any financial statements on the property, any escrow analysis, the tax bills, the Appraisal, the environmental report, the engineering report, the asset summary, financial information on the Mortgagor/sponsor and any guarantors, any letters of credit, any intercreditor agreements and any Environmental Insurance Policies; provided, however, the Seller shall not be required to deliver any draft documents, attorney-client privileged communications, internal correspondence or credit analysis. Delivery of any of the foregoing documents to the Primary Servicer shall be deemed a delivery to the Master Servicer and satisfy Seller's obligations under this sub-paragraph. Each of the foregoing items shall be delivered by the Seller in electronic form, to the extent such document is available in such form and such form is reasonably acceptable to the Master Servicer.

            Upon the sale of the Mortgage Loans by the Seller to the Purchaser pursuant to this Agreement, the ownership of each Mortgage Note, Mortgage and the other contents of the related Mortgage File shall be vested in the Purchaser and its assigns, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or that come into the possession of the Seller shall immediately vest in the Purchaser and its assigns, and shall be delivered promptly by the Seller to or on behalf of either the Custodian (on behalf of the Trustee) or the Master Servicer as set forth herein, subject to the requirements of the Primary Servicing Agreement. The Seller's and Purchaser's records shall reflect the transfer of each Mortgage Loan from the Seller to the Purchaser and its assigns as a sale.

            It is the express intent of the parties hereto that the conveyance of the Mortgage Loans and related property to the Purchaser by the Seller as provided in this Section 2 be, and be construed as, an absolute sale of the Mortgage Loans and related property. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans and related property by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans or any related property are held to be the property of the Seller, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans or any related property, then:

            (i) this Agreement shall be deemed to be a security agreement; and

            (ii) the conveyance provided for in this Section 2 shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                  (A) All accounts, general intangibles, chattel paper,
            instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

                  (B) All accounts, general intangibles, chattel paper,
            instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (A) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

                  (C) All cash and non-cash proceeds of the collateral described in clauses (A) and (B) above.

            The possession by the Purchaser or its designee of the Mortgage Notes, the Mortgages, and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 and 9-115 thereof) as in force in the relevant jurisdiction. Notwithstanding the foregoing, the Seller makes no representation or warranty as to the perfection of any such security interest.

            Notifications to Persons holding such property, and acknowledgments, receipts, or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or Persons holding for, the Purchaser or its designee, as applicable, for the purpose of perfecting such security interest under applicable law.

            The Seller shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In such case, the Seller shall file all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect such security interest in such property. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            Notwithstanding anything to the contrary contained herein, and subject to Section 2(a), the Purchaser shall not be required to purchase any Mortgage Loan as to which any Mortgage Note (endorsed as described in clause (a) above) or lost note affidavit and indemnity required to be delivered to or on behalf of the Trustee or the Master Servicer pursuant to this Section 2 on or before the Closing Date is not so delivered, or is not properly executed or is defective on its face, and the Purchaser's acceptance of the related Mortgage Loan on the Closing Date shall in no way constitute a waiver of such omission or defect or of the Purchaser's or its successors' and assigns' rights in respect thereof pursuant to Section 5.

            Section 3. Examination of Mortgage Files and Due Diligence Review. The Seller shall (i) deliver to the Purchaser on or before the Closing Date a diskette acceptable to the Purchaser that contains such information about the Mortgage Loans as may be reasonably requested by the Purchaser, (ii) deliver to the Purchaser investor files (collectively the "Collateral Information") with respect to the assets proposed to be included in the Mortgage Pool and made available at the Purchaser's headquarters in New York, and (iii) otherwise cooperate fully with the Purchaser in its examination of the credit files, underwriting documentation and Mortgage Files for the Mortgage Loans and its due diligence review of the Mortgage Loans. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the credit files, underwriting documentation or Mortgage Files for the Mortgage Loans shall not affect the right of the Purchaser or the Trustee to cause the Seller to cure any Material Document Defect or Material Breach (each as defined below), or to repurchase or replace the defective Mortgage Loans pursuant to
Section 5 of this Agreement.

            On or prior to the Closing Date, the Seller shall allow representatives of any of the Purchaser, each Underwriter, the Initial Purchaser, the Trustee, the Custodian, the Special Servicer and each Rating Agency to examine and audit all books, records and files pertaining to the Mortgage Loans, the Seller's underwriting procedures and the Seller's ability to perform or observe all of the terms, covenants and conditions of this Agreement. Such examinations and audits shall take place at one or more offices of the Seller during normal business hours and shall not be conducted in a manner that is disruptive to the Seller's normal business operations upon reasonable prior advance notice. In the course of such examinations and audits, the Seller will make available to such representatives of any of the Purchaser, each Underwriter, the Initial Purchaser, the Trustee, the Custodian, the Special Servicer and each Rating Agency reasonably adequate facilities, as well as the assistance of a sufficient number of knowledgeable and responsible individuals who are familiar with the Mortgage Loans and the terms of this Agreement, and the Seller shall cooperate fully with any such examination and audit in all material respects. On or prior to the Closing Date, the Seller shall provide the Purchaser with all material information regarding the Seller's financial condition and access to knowledgeable financial or accounting officers for the purpose of answering questions with respect to the Seller's financial condition, financial statements as provided to the Purchaser or other developments affecting the Seller's ability to consummate the transactions contemplated hereby or otherwise affecting the Seller in any material respect. Within 45 days after the Closing Date, the Seller shall provide the Master Servicer or Primary Servicer, if applicable, with any additional information identified by the Master Servicer or Primary Servicer, if applicable, as necessary to complete the CMSA Property File, to the extent that such information is available.

            The Purchaser may exercise any of its rights hereunder through one or more designees or agents; provided the Purchaser has provided the Seller with prior notice of the identity of such designee or agent.

            The Purchaser shall keep confidential any information regarding the Seller and the Mortgage Loans that has been delivered into the Purchaser's possession and that is not otherwise publicly available; provided, however, that such information shall not be kept confidential (and the right to require confidentiality under any confidentiality agreement is hereby waived) to the extent such information is required to be included in the Memorandum or the Prospectus Supplement or the Purchaser is required by law or court order to disclose such information. If the Purchaser is required to disclose in the Memorandum or the Prospectus Supplement confidential information regarding the Seller as described in the preceding sentence, the Purchaser shall provide to the Seller a copy of the proposed form of such disclosure prior to making such disclosure and the Seller shall promptly, and in any event within two Business Days, notify the Purchaser of any inaccuracies therein, in which case the Purchaser shall modify such form in a manner that corrects such inaccuracies. If the Purchaser is required by law or court order to disclose confidential information regarding the Seller as described in the second preceding sentence, the Purchaser shall notify the Seller and cooperate in the Seller's efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded such information and, if in the absence of a protective order or such assurance, the Purchaser is compelled as a matter of law to disclose such information, the Purchaser shall, prior to making such disclosure, advise and consult with the Seller and its counsel as to such disclosure and the nature and wording of such disclosure and the Purchaser shall use reasonable efforts to obtain confidential treatment therefor. Notwithstanding the foregoing, if reasonably advised by counsel that the Purchaser is required by a regulatory agency or court order to make such disclosure immediately, then the Purchaser shall be permitted to make such disclosure without prior review by the Seller.

            Section 4. Representations and Warranties of the Seller and the Purchaser.

            (a) To induce the Purchaser to enter into this Agreement, the Seller hereby makes for the benefit of the Purchaser and its assigns with respect to each Mortgage Loan as of the date hereof (or as of such other date specifically set forth in the particular representation and warranty) each of the representations and warranties set forth on Exhibit 2 hereto, except as otherwise set forth on Schedule A attached hereto, and hereby further represents and warrants to the Purchaser as of the date hereof that:

            (i) The Seller is duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware. The Seller has the requisite power and authority and legal right to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Purchaser and has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, and assuming the due authorization, execution and delivery hereof by the Purchaser, this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable in accordance with its terms, except as such enforcement may be limited by
      (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (D) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

            (iii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) such qualifications as may be required under state securities or blue sky laws, (2) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with the Seller's sale of the Mortgage Loans to the Purchaser,
      (3) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained and (4) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

            (iv) Neither the transfer of the Mortgage Loans to the Purchaser, nor the execution, delivery or performance of this Agreement by the Seller, conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Seller's articles of organization, limited liability company operating agreement or by-laws, (B) any term or provision of any material agreement, contract, instrument or indenture to which the Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (C) after giving effect to the consents or taking of the actions contemplated in subsection (iii), any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by the Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted.

            (v) There are no actions or proceedings against, or investigations of, the Seller pending or, to the Seller's knowledge, threatened in writing against the Seller before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to materially and adversely affect the transfer of the Mortgage Loans to the Purchaser or the execution or delivery by, or enforceability against, the Seller of this Agreement or have an effect on the financial condition of the Seller that would materially and adversely affect the ability of the Seller to perform its obligations under this Agreement.

            (vi) On the Closing Date, the sale of the Mortgage Loans pursuant to this Agreement will effect a transfer by the Seller of all of its right, title and interest in and to the Mortgage Loans to the Purchaser.

            (vii) To the Seller's knowledge, the Loan Seller Information (as defined in that certain indemnification agreement, dated as of May 18, 2007, between the Seller, the Purchaser, the Underwriters and the Initial Purchaser (the "Indemnification Agreement")) contained in the Disclosure Information (as defined in the Indemnification Agreement), the Memorandum and the Prospectus Supplement as of the Time of Sale (as defined in the Indemnification Agreement) (i) does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) (other than the Memorandum) complies with the requirements of and contains all of the applicable information required by Regulation AB (as defined in the Indemnification Agreement).

            To induce the Purchaser to enter into this Agreement, the Seller hereby covenants that the foregoing representations and warranties and those set forth on Exhibit 2 hereto will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct in all material respects as of such specified date.

            Each of the representations, warranties and covenants made by the Seller pursuant to this Section 4(a) shall survive the sale of the Mortgage Loans and shall continue in full force and effect notwithstanding any restrictive or qualified endorsement on the Mortgage Notes.

            (viii) To induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants to the Seller as of the date hereof:

            (ix) The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware with full power and authority to carry on its business as presently conducted by it.

            (x) The Purchaser has full power and authority to acquire the Mortgage Loans, to execute and deliver this Agreement and to enter into and consummate all transactions contemplated by this Agreement. The Purchaser has duly and validly authorized the execution, delivery and performance of this Agreement and has duly and validly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes the valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (xi) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby that has not been obtained or made by the Purchaser.

            (xii) Neither the purchase of the Mortgage Loans nor the execution, delivery and performance of this Agreement by the Purchaser will violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in a breach of, any material agreement, contract, instrument or indenture to which the Purchaser is a party or that may be applicable to the Purchaser or its assets.

            (xiii) The Purchaser's execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, rule, writ, injunction, order or decree of any court, or order or regulation of any federal, state or municipal government agency having jurisdiction over the Purchaser or its assets, which violation could materially and adversely affect the condition (financial or otherwise) or the operation of the Purchaser or its assets or could materially and adversely affect its ability to perform its obligations and duties hereunder.

            (xiv) There are no actions or proceedings against, or investigations of, the Purchaser pending or, to the Purchaser's knowledge, threatened against the Purchaser before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Certificates, the execution, delivery or enforceability of this Agreement or have an effect on the financial condition of the Purchaser that would materially and adversely affect the ability of the Purchaser to perform its obligation under this Agreement.

            (xv) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchaser and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or consummation of any of the transactions contemplated hereby.

            To induce the Seller to enter into this Agreement, the Purchaser hereby covenants that the foregoing representations and warranties will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

            Each of the representations and warranties made by the Purchaser pursuant to this Section 4(b) shall survive the purchase of the Mortgage Loans.

            Section 5. Remedies Upon Breach of Representations and Warranties Made by the Seller.

            (a) It is hereby acknowledged that the Seller shall make for the benefit of the Trustee on behalf of the holders of the Certificates, whether directly or by way of the Purchaser's assignment of its rights hereunder to the Trustee, the representations and warranties set forth on Exhibit 2 hereto (each as of the date hereof unless otherwise specified).

            (b) It is hereby further acknowledged that if any document required to be delivered to the Custodian on behalf of the Trustee pursuant to Section 2 is not delivered as and when required (and including the expiration of any grace or cure period), is not properly executed or is defective on its face, or if there is a breach of any of the representations and warranties required to be made by the Seller regarding the characteristics of the Mortgage Loans and/or the related Mortgaged Properties as set forth in Exhibit 2 hereto, and in either case such defect or breach, either (i) materially and adversely affects the interests of the holders of the Certificates in the related Mortgage Loan, or
(ii) both (A) the document defect or breach materially and adversely affects the value of the Mortgage Loan and (B) the Mortgage Loan is a Specially Serviced Mortgage Loan or Rehabilitated Mortgage Loan (such a document defect described in the preceding clause (i) or (ii), a "Material Document Defect" and such a breach described in the preceding clause (i) or (ii) a "Material Breach"), the party discovering such Material Document Defect or Material Breach shall promptly notify, in writing, the other party; provided that any breach of the representation and warranty contained in paragraph (38) of such Exhibit 2 shall constitute a Material Breach only if such prepayment premium or yield maintenance charge is not deemed "customary" for commercial mortgage loans as evidenced by (i) an opinion of tax counsel to such effect or (ii) a determination by the Internal Revenue Service that such provision is not customary. Promptly (but in any event within three Business Days) upon becoming aware of any such Material Document Defect or Material Breach, the Master Servicer shall, and the Special Servicer may, request that the Seller, not later than 90 days from the Seller's receipt of the notice of such Material Document Defect or Material Breach, cure such Material Document Defect or Material Breach, as the case may be, in all material respects; provided, however, that if such Material Document Defect or Material Breach, as the case may be, cannot be corrected or cured in all material respects within such 90-day period, and such Material Document Defect or Material Breach would not cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), but the Seller is diligently attempting to effect such correction or cure, as certified by the Seller in an Officer's Certificate delivered to the Trustee, then the cure period will be extended for an additional 90 days unless, solely in the case of a Material Document Defect, (x) the Mortgage Loan is, at the end of the initial 90-day period, a Specially Serviced Mortgage Loan and a Servicing Transfer Event has occurred as a result of a monetary default or as described in clause (ii) or clause (v) of the definition of "Servicing Transfer Event" in the Pooling and Servicing Agreement and (y) the Material Document Defect was identified in a certification delivered to the Seller by the Trustee pursuant to Section 2.2 of the Pooling and Servicing Agreement not less than 90 days prior to the delivery of the notice of such Material Document Defect. The parties acknowledge that neither delivery of a certification or schedule of exceptions to the Seller pursuant to Section 2.2 of the Pooling and Servicing Agreement or otherwise nor possession of such certification or schedule by the Seller shall, in and of itself, constitute delivery of notice of any Material Document Defect or knowledge or awareness by the Seller of any Material Document Defect listed therein.

            The Seller hereby covenants and agrees that, if any such Material Document Defect or Material Breach cannot be corrected or cured in all material aspects within the above cure periods, the Seller shall, on or before the termination of such cure periods, either (i) repurchase the affected Mortgage Loan or REO Mortgage Loan from the Purchaser or its assignee at the Purchase Price as defined in the Pooling and Servicing Agreement, or (ii) if within the two-year period commencing on the Closing Date, at its option replace, without recourse, any Mortgage Loan or REO Mortgage Loan to which such defect relates with a Qualifying Substitute Mortgage Loan. If such Material Document Defect or Material Breach would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence, such repurchase or substitution must occur within 90 days from the earlier of the date the Seller discovered or was notified of the breach or defect. The Seller agrees that any substitution shall be completed in accordance with the terms and conditions of the Pooling and Servicing Agreement.

            If (i) a Mortgage Loan is to be repurchased or replaced in connection with a Material Document Defect or Material Breach as contemplated above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans in the Trust and (iii) the applicable document defect or breach does not constitute a Material Document Defect or Material Breach, as the case may be, as to such other Mortgage Loans (without regard to this paragraph), then the applicable document defect or breach (as the case may
be) shall be deemed to constitute a Material Document Defect or Material Breach, as the case may be, as to each such other Mortgage Loan for purposes of the above provisions, and the Seller shall be obligated to repurchase or replace each such other Mortgage Loan in accordance with the provisions above, unless, in the case of such breach or document defect, both of the following conditions would be satisfied if the Seller were to repurchase or replace only those Mortgage Loans as to which a Material Document Defect or Material Breach had occurred without regard to this paragraph (the "Affected Loan(s)"): (1) the debt service coverage ratio for all such other Mortgage Loans (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement (determined as provided in the definition of Debt Service Coverage Ratio in the Pooling and Servicing Agreement, except that net cash flow for such four calendar quarters, rather than year-end, shall be used) is equal to the greater of (x) the debt service coverage ratio for all such Mortgage Loans (including the Affected Loan(s)) set forth under the heading "NCF DSCR" in Appendix II to the Final Prospectus Supplement and (y) 1.25x, and (2) the Loan-to-Value Ratio for all such other Mortgage Loans (excluding the Affected Loan(s)) is not greater than the lesser of (x) the current loan-to-value ratio for all such Mortgage Loans (including the Affected Loan(s)) set forth under the heading "Cut-Off Date LTV" in Appendix II to the Final Prospectus Supplement and
(y) 75%. The determination of the Master Servicer as to whether either of the conditions set forth above has been satisfied shall be conclusive and binding in the absence of manifest error. The Master Servicer will be entitled to cause, or direct the Seller to cause, to be delivered to the Master Servicer at the Seller's expense (i) an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause
(2) above has been satisfied, in each case at the expense of the Seller if the scope and cost of the Appraisal is approved by the Seller (such approval not to be unreasonably withheld) and (ii) an Opinion of Counsel that not requiring the repurchase of each such Cross-Collateralized Loan will not result in an Adverse REMIC Event.

            With respect to any Mortgage Loan that is cross-defaulted and/or cross-collateralized with any other Mortgage Loan conveyed hereunder, to the extent that the Seller is required to repurchase or substitute for such Mortgage Loan (each, a "Repurchased Loan") in the manner prescribed above while the Trustee (as assignee of the Purchaser) continues to hold any other Mortgage Loan that is cross-collateralized and/or cross-defaulted (each, a "Cross-Collateralized Loan") with such Repurchased Loan, the Seller and the Purchaser hereby agree to modify, prior to such repurchase or substitution, the related Mortgage Loan documents in a manner such that such affected Repurchased Loan, on the one hand, and any related Crossed-Collateralized Loans held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided that the Seller shall have furnished the Trustee, at the expense of the Seller, a nondisqualification opinion that such modification shall not cause an Adverse REMIC Event; provided, further, that if such nondisqualification opinion cannot be furnished, the Seller and the Purchaser agree that such repurchase or substitution of only the Repurchased Loan, notwithstanding anything to the contrary herein, shall not be permitted and the Seller shall repurchase or substitute for the Repurchased Loan and all related Crossed-Collateralized Loans. Any reserve or other cash collateral or letters of credit securing the Cross-Collateralized Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan documents. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof. The Mortgagors set forth on Schedule B hereto are intended third-party beneficiaries of the provisions set forth in this paragraph and the preceding paragraph. The provisions of this paragraph and the preceding paragraph may not be modified with respect to any Mortgage Loan without the related Mortgagor's consent.

            Upon occurrence (and after any applicable cure or grace period), any of the following document defects shall be conclusively presumed materially and adversely to affect the interests of Certificateholders in a Mortgage Loan and be a Material Document Defect: (i) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity and a copy of the Mortgage Note; (ii) the absence from the Mortgage File of the item called for by paragraph (b) of the definition of Mortgage File; or (iii) the absence from the Mortgage File of the item called for by paragraph (h) of the definition of Mortgage File. If any of the foregoing Material Document Defects is discovered by the Custodian (or the Trustee if there is no Custodian), the Trustee (or as set forth in Section 2.3(a) of the Pooling and Servicing Agreement, the Master Servicer) will take the steps described elsewhere in this Section, including the giving of notices to the Rating Agencies and the parties hereto and making demand upon the Seller for the cure of the Material Document Defect or repurchase or replacement of the related Mortgage Loan.

            If the Seller disputes that a Material Document Defect or Material Breach exists with respect to a Mortgage Loan or otherwise refuses (i) to effect a correction or cure of such Material Document Defect or Material Breach, (ii) to repurchase the Affected Loan from the Trust or (iii) to replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan, then provided that (x) the period of time provided for the Seller to correct, repurchase or cure has expired and (y) the Mortgage Loan is then in default and is then a Specially Serviced Mortgage Loan, the Special Servicer may, subject to the Servicing Standard, modify, work-out or foreclose, sell or otherwise liquidate (or permit the liquidation of) the Mortgage Loan pursuant to Section 9.5, Section 9.12,
Section 9.15 and Section 9.36, as applicable, of the Pooling and Servicing Agreement, while pursuing the repurchase claim. The Seller acknowledges and agrees that any modification of the Mortgage Loan pursuant to such a work-out shall not constitute a defense to any repurchase claim nor shall such modification or work-out change the Purchase Price due from the Seller for any repurchase claim. Any sale of the Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of the REO Property, to a Person other than the Seller shall be without (i) recourse of any kind (either express or implied) by such Person against the Seller and (ii) representation or warranty of any kind (either express or implied) by the Seller to or for the benefit of such Person.

            The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the related REO Property or Mortgage Loan) shall not prejudice any claim against the Seller for repurchase of the REO Mortgage Loan or REO Property. In such an event, the Master Servicer or Special Servicer, as applicable, shall be required to notify the Seller of the discovery of the Material Document Defect or Material Breach and the Seller shall be required to follow the procedures set forth in this Agreement to correct or cure such Material Document Defect or Material Breach or purchase the REO Property at the Purchase Price. If the Seller fails to correct or cure the Material Document Defect or Material Breach or purchase the REO Property, then the provisions above regarding notice of offers related to such REO Property and the Seller's right to purchase such REO Property shall apply. If a court of competent jurisdiction issues a final order that the Seller is or was obligated to repurchase the related Mortgage Loan or REO Mortgage Loan or the Seller otherwise accepts liability, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust pursuant to Section 9.30 of the Pooling and Servicing Agreement, the Seller will be obligated to pay to the Trust the difference between any Liquidation Proceeds received upon such liquidation (including those arising from any sale to the Seller) and the Purchase Price; provided that the prevailing party in such action shall be entitled to recover all costs, fees and expenses (including reasonable attorneys' fees) related thereto.

            In connection with any liquidation or sale of a Mortgage Loan or REO Property as described above, the Special Servicer will not receive a Liquidation Fee in connection with such liquidation or sale or any portion of the Work-Out Fee that accrues after the Seller receives notice of a Material Document Defect or Material Breach until a final determination has been made, as set forth in the prior paragraph, as to whether the Seller is or was obligated to repurchase such related Mortgage Loan or REO Property. Upon such determination, the Special Servicer will be entitled: (i) with respect to a determination that the Seller is or was obligated to repurchase, to collect a Liquidation Fee, if due in accordance with the definition thereof, based upon the full Purchase Price of the related Mortgage Loan or REO property, with such Liquidation Fee payable by the Seller or (ii) with respect to a determination that Seller is not or was not obligated to repurchase (or the Trust decides that it will no longer pursue a claim against the Seller for repurchase), (A) to collect a Liquidation Fee based upon the Liquidation Proceeds as received upon the actual sale or liquidation of such Mortgage Loan or REO Property, and (B) to collect any accrued and unpaid Work-Out Fee, based on amounts that were collected for as long as the related Mortgage Loan was a Rehabilitated Mortgage Loan, in each case with such amount to be paid from amounts in the Certificate Account.

            The obligations of the Seller set forth in this Section 5(b) to cure a Material Document Defect or a Material Breach or repurchase or replace a defective Mortgage Loan constitute the sole remedies of the Purchaser or its assignees with respect to a Material Document Defect or Material Breach in respect of an outstanding Mortgage Loan; provided, that this limitation shall not in any way limit the Purchaser's rights or remedies upon breach of any other representation or warranty or covenant by the Seller set forth in this Agreement (other than those set forth in Exhibit 2).

            Notwithstanding the foregoing, in the event that there is a breach of the representation and warranty set forth in paragraph 41 of Exhibit 2 attached hereto because the underlying loan documents do not provide for the payment by the Mortgagor of reasonable costs and expenses associated with the defeasance or assumption of a Mortgage Loan by the Mortgagor, the Seller hereby covenants and agrees to pay such reasonable costs and expenses, to the extent an amount is due and not paid by the related Mortgagor. The parties hereto acknowledge that the payment of such reasonable costs and expenses shall be the Seller's sole obligation with respect to the breaches discussed in the previous sentence. The Seller shall have no obligation to pay for any of the foregoing costs if the applicable Mortgagor has an obligation to pay for such costs.

            The Seller hereby agrees that it will pay for any expense incurred by the applicable Master Servicer or the Special Servicer, as applicable, in connection with modifying a Mortgage Loan pursuant to Section 2.3 of the Pooling and Servicing Agreement in order for such Mortgage Loan to be a "qualified substitute mortgage loan" within the meaning of the Treasury Regulations promulgated under the Code. Upon a breach of the representation and warranty set forth in paragraph 37 of Exhibit 2 attached hereto, if such Mortgage Loan is modified so that it becomes a "qualified substitute mortgage loan", such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such breach.

            (c) The Pooling and Servicing Agreement shall provide that the Trustee (or the applicable Master Servicer or the Special Servicer on its behalf) shall give written notice within three Business Days to the Seller of its discovery of any Material Document Defect or Material Breach and prompt written notice to the Seller in the event that any Mortgage Loan becomes a Specially Serviced Mortgage Loan (as defined in the Pooling and Servicing Agreement).

            (d) If the Seller repurchases any Mortgage Loan pursuant to this
Section 5, the Purchaser or its assignee, following receipt by the Trustee of the Purchase Price therefor, promptly shall deliver or cause to be delivered to the Seller all Mortgage Loan documents with respect to such Mortgage Loan, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed and assigned to the Seller in the same manner such that the Seller shall be vested with legal and beneficial title to such Mortgage Loan, in each case without recourse, including any property acquired in respect of such Mortgage Loan or proceeds of any insurance policies with respect thereto.

            Section 6. Closing. The closing of the sale of the Mortgage Loans shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, NY 10281 at 9:00 a.m., New York time, on the Closing Date.

            The obligation of the Seller and the Purchaser to close shall be subject to the satisfaction of each of the following conditions on or prior to the Closing Date:

            (a) All of the representations and warranties of the Seller and the Purchaser specified in Section 4 of this Agreement (including, without limitation, the representations and warranties set forth on Exhibit 2 to this Agreement) shall be true and correct as of the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date.

            (b) All Closing Documents specified in Section 7 of this Agreement, in such forms as are agreed upon and reasonably acceptable to the Seller or the Purchaser, as applicable, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof.

            (c) The Seller shall have delivered and released to the Purchaser or its designee all documents required to be delivered to the Purchaser as of the Closing Date pursuant to Section 2 of this Agreement.

            (d) The result of the examination and audit performed by the Purchaser and its affiliates pursuant to Section 3 hereof shall be satisfactory to the Purchaser and its affiliates in their sole determination and the parties shall have agreed to the form and contents of the Seller Information (as defined in the Indemnification Agreement) to be disclosed in the Memorandum and the Prospectus Supplement.

            (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date.

            (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser pursuant to Section 8 hereof.

            (g) The Certificates to be so rated shall have been assigned ratings by each Rating Agency no lower than the ratings specified for each such Class in the Memorandum and the Prospectus Supplement.

            (h) No Underwriter shall have terminated the Underwriting Agreement and the Initial Purchaser shall not have terminated the Certificate Purchase Agreement, and neither the Underwriters nor the Initial Purchaser shall have suspended, delayed or otherwise cancelled the Closing Date.

            (i) The Seller shall have received the purchase price for the Mortgage Loans pursuant to Section 1 hereof.

            Each party agrees to use its best efforts to perform its respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            Section 7. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller.

            (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser and its successors and assigns may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date; and (ii) the Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date.

            (c) True, complete and correct copies of the Seller's articles of organization, limited liability company operating agreement and by-laws.

            (d) A certificate of existence for the Seller from the Secretary of State of Delaware dated not earlier than 30 days prior to the Closing Date.

            (e) A certificate of the Secretary or Assistant Secretary of the Seller, dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures.

            (f) An opinion of counsel (which, other than as to the opinion described in paragraph (vi) below, may be in-house counsel) to the Seller, dated the Closing Date, substantially to the effect of the following (with such changes and modifications as the Purchaser may approve and subject to such counsel's reasonable qualifications):

            (i) The Seller is validly existing under Delaware law and has full corporate or organizational power and authority to enter into and perform its obligations under this Agreement.

            (ii) This Agreement has been duly authorized, executed and delivered by the Seller.

            (iii) No consent, approval, authorization or order of any federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by the terms of this Agreement except any approvals as have been obtained.

            (iv) Neither the execution, delivery or performance of this Agreement by the Seller, nor the consummation by the Seller of any of the transactions contemplated by the terms of this Agreement (A) conflicts with or results in a breach or violation of, or constitutes a default under, the organizational documents of the Seller, (B) to the knowledge of such counsel, constitutes a default under any term or provision of any material agreement, contract, instrument or indenture, to which the Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (C) conflicts with or results in a breach or violation of any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by the Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted.

            (v) To his or her knowledge, there are no legal or governmental actions, investigations or proceedings pending to which the Seller is a party, or threatened against the Seller, (a) asserting the invalidity of this Agreement or (b) which materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement.

            (vi) This Agreement is a valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (1) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (2) other laws relating to or affecting the rights of creditors generally, (3) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (4) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

            Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement.

            In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the federal laws of the United States and the corporate laws of the State of Delaware and the State of New York, as applicable.

            (g) Such other opinions of counsel as any Rating Agency may request in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the Seller's execution and delivery of, or performance under, this Agreement.

            (h) A letter from Deloitte & Touche LLP, certified public accountants, dated the date hereof, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Memorandum and the Prospectus Supplement agrees with the records of the Seller.

            (i) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            (j) An officer's certificate of the Purchaser, dated as of the Closing Date, with the resolutions of the Purchaser authorizing the transactions described herein attached thereto, together with certified copies of the charter, by-laws and certificate of good standing of the Purchaser dated not earlier than 30 days prior to the Closing Date.

            (k) Such other certificates of the Purchaser's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as the Seller or its counsel may reasonably request.

            (l) An executed Bill of Sale in the form attached hereto as
Exhibit 3.

            Section 8. Costs. The Seller shall pay the Purchaser the costs and expenses as agreed upon by the Seller and the Purchaser in a separate Letter of Understanding dated May 18, 2007.

            Section 9. Exchange Act Reporting Information. The Seller hereby agrees to deliver to the Purchaser and the Trustee the disclosure required as to the Seller itself including, without limitation, the disclosure required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use its best efforts to deliver proposed disclosure language relating to any such event described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Purchaser within one Business Day and in any event no later than two Business Days of the Seller becoming aware of such event. The obligation of the Seller to provide the above-referenced disclosure materials will terminate upon notice or other written confirmation from the Purchaser or the Trustee that the Trustee filing a Form 15 with respect to the Trust as to that fiscal year in accordance with Section 13.8 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934, as amended, have otherwise been automatically suspended (as to which, in each case, the Purchaser shall give notice to the Seller). The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

            Section 10. Notices. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in
(a), (b) or (c), if (i) to the Purchaser, addressed to Morgan Stanley Capital I Inc., 1585 Broadway, New York, New York 10036, Attention: Andrew Berman, with a copy to Anthony Sfarra (or such other address as may hereafter be furnished in writing by the Purchaser), or (ii) if to the Seller, addressed to the Seller at Principal Commercial Funding II, LLC, 801 Grand Avenue, Des Moines, Iowa 50392,
Attention: Patricia Bailey (with a copy to the attention of Leanne S. Valentine, Esq., 801 Grand Avenue, Des Moines, Iowa 50392).

            Section 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            Section 12. Further Assurances. The Seller and the Purchaser each agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

            Section 13. Survival. Each party hereto agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on its behalf, and that the representations, warranties and agreements made by such other party herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

            Section 14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            Section 15. Benefits of Mortgage Loan Purchase Agreement. This Agreement shall inure to the benefit of and shall be binding upon the Seller, the Purchaser and their respective successors, legal representatives, and permitted assigns, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (a) each Underwriter shall be a third party beneficiary of the Seller's representations and warranties set forth in Section 4(a)(vii) and (b) the rights and obligations of the Purchaser pursuant to Sections 2, 4(a) (other than clause (vii)), 5, 11 and 12 hereof may be assigned to the Trustee as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to the rights and obligations hereunder of the Purchaser. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assigns because of such ownership.

            Section 16. Miscellaneous. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to the entire business of the Seller shall be the successor to the Seller hereunder.

            Section 17. Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof (other than the Letter of Understanding, the Indemnification Agreement and the Pooling and Servicing Agreement), and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                PRINCIPAL COMMERCIAL FUNDING II, LLC

                                BY: PRINCIPAL REAL ESTATE
                                INVESTORS, LLC, as its Manager


                                By:  //s// Patricia A. Bailey
                                    -----------------------------------
                                    Name:  Patricia A. Bailey
                                    Title: Finance Director


                                By:  //s// Byron Carson
                                    -----------------------------------
                                    Name:  Byron Carson
                                    Title: Managing Director - Capital Markets


                                MORGAN STANLEY CAPITAL I INC.


                                By:  //s// Anthony J. Sfarra
                                    -----------------------------------
                                    Name:  Anthony J. Sfarra
                                    Title: Executive Director

                                    EXHIBIT 1

                             MORTGAGE LOAN SCHEDULE

CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

Principal Commercial Funding II, LLC


Mortgage Loan No.   CMSA Loan No.   CMSA Property No.   Mortgage Loan Seller(1)
-----------------   -------------   -----------------   -----------------------
                3                   3-001               PCFII
                3                   3-002               PCFII
                3                   3-003               PCFII
                3                   3-004               PCFII
                3                   3-005               PCFII
                3                   3-006               PCFII
                3                   3-007               PCFII
                3                   3-008               PCFII
                3                   3-009               PCFII
                3                   3-010               PCFII
                3                   3-011               PCFII
                5               5   5-001               PCFII
                9               9   9-001               PCFII
               21              21   21-001              PCFII
               34              34   34-001              PCFII
               36              36   36-001              PCFII
               50              50   50-001              PCFII
               53              53   53-001              PCFII
               54              54   54-001              PCFII
               56              56   56-001              PCFII
               60              60   60-001              PCFII
               62              62   62-001              PCFII
               66              66   66-001              PCFII
               67              67   67-001              PCFII
               82              82   82-001              PCFII
               84              84   84-001              PCFII
               96              96   96-001              PCFII
              105             105   105-001             PCFII
              120             120   120-001             PCFII
              121             121   121-001             PCFII
              141             141   141-001             PCFII
              144             144   144-001             PCFII
              163             163   163-001             PCFII
              214             214   214-001             PCFII
              226             226   226-001             PCFII
              228             228   228-001             PCFII
              230             230   230-001             PCFII
              232             232   232-001             PCFII
              233             233   233-001             PCFII
              243             243   243-001             PCFII
              279             279   279-001             PCFII
              293             293   293-001             PCFII
              308             308   308-001             PCFII
              315             315   315-001             PCFII
              323             323   323-001             PCFII
              328             328   328-001             PCFII
              329             329   329-001             PCFII
              337             337   337-001             PCFII
              339             339   339-001             PCFII
              341             341   341-001             PCFII
              380             380   380-001             PCFII
              415             415   415-001             PCFII


Mortgage Loan No.   Property Name                       Loan Group   Cross-Collateralization(2)   Original Balance
-----------------   ---------------------------------   ----------   --------------------------   ----------------
                3   Bethany Towne Center (III)                   1   No                                $42,844,441
                3   Sun Village Fair (III)                       1   No                                $35,103,434
                3   Peoria Station (III)                         1   No                                $25,367,622
                3   Metro Power Center (III)                     1   No                                $22,299,305
                3   Arcadia Towne Center (III)                   1   No                                $16,970,489
                3   Southern Sunset (III)                        1   No                                $14,909,086
                3   Shea Plaza (III)                             1   No                                $13,730,698
                3   Moon Valley Towne Center (III)               1   No                                $12,918,296
                3   Park Northern (III)                          1   No                                $12,434,071
                3   Lone Mountain Landing (III)                  1   No                                 $9,226,555
                3   Westporte Village (III)                      1   No                                 $6,196,003
                5   Layton Hills Mall                            1   No                               $107,500,000
                9   The Meridian                                 1   No                                $71,000,000
               21   Camelback Executive Park                     1   No                                $32,050,000
               34   Crossings of Sandusky                        1   No                                $21,500,000
               36   Residence Inn Woburn                         1   No                                $20,440,000
               50   Holiday Inn Seattle City Cente               1   No                                $17,800,000
               53   Camelback Tower                              1   No                                $16,750,000
               54   Eastgate Crossing                            1   No                                $16,720,000
               56   1450 Veterans Boulevard                      1   No                                $15,500,000
               60   Centerpointe Marketplace                     1   No                                $14,850,000
               62   Gateway at Centreport                        2   No                                $14,500,000
               66   Spruce Tower                                 1   No                                $14,000,000
               67   28624 Witherspoon Parkway                    1   No                                $13,650,000
               82   334 Route 31                                 1   No                                $11,500,000
               84   Gateway Lakes Apartments                     2   No                                $11,400,000
               96   2601 Wilshire Boulevard                      1   No                                 $9,300,000
              105   Hamilton Corporate Center                    1   No                                 $8,800,000
              120   Noble Park Apartments                        2   No                                 $8,100,000
              121   Sully Square                                 1   No                                 $8,000,000
              141   Oxford Hotel and Annex Building              1   No                                 $7,000,000
              144   Reflections In The Park                      1   No                                 $7,000,000
              163   The Shoppes @ Liberty Triangle               1   No                                 $6,000,000
              214   17015 Park Row                               1   No                                 $4,450,000
              226   Knollwood Apartments                         2   No                                 $4,208,000
              228   The Shoppes At The Plaza                     1   No                                 $4,125,000
              230   Sequim Riverbend Center                      1   No                                 $4,000,000
              232   7201 Canyon Drive                            1   No                                 $3,950,000
              233   1515 West Fullerton Avenue                   1   No                                 $3,950,000
              243   9930 Colerain Avenue                         1   No                                 $3,600,000
              279   10016 South 51st Street                      1   No                                 $3,000,000
              293   Green Mountain Village Apartments            2   No                                 $2,776,000
              308   5533 Walnut Street                           1   No                                 $2,500,000
              315   Park Village                                 1   No                                 $2,400,000
              323   3420 East Shea Boulevard                     1   No                                 $2,300,000
              328   1000 North Kraemer Place                     1   No                                 $2,250,000
              329   1191 Hawk Circle                             1   No                                 $2,250,000
              337   CVS Drug Store                               1   No                                 $2,100,000
              339   4241 Brookhill Road                          1   No                                 $2,100,000
              341   500 Oak Grove Pkwy                           1   No                                 $2,100,000
              380   450 Oak Grove Parkway                        1   No                                 $1,690,000
              415   16201 Southwest 88 Street                    1   No                                 $1,035,000


Mortgage Loan No.   Cut-Off Date Balance(3)   NOI DSCR(4)   NCF DSCR(4)   Post IO Period NCF DSCR(4)   Cut-Off Date LTV(4)
-----------------   -----------------------   -----------   -----------   --------------------------   -------------------
                3               $42,844,441          1.25          1.22                          NAP                  77.5%
                3               $35,103,434          1.25          1.22                          NAP                  77.5%
                3               $25,367,622          1.25          1.22                          NAP                  77.5%
                3               $22,299,305          1.25          1.22                          NAP                  77.5%
                3               $16,970,489          1.25          1.22                          NAP                  77.5%
                3               $14,909,086          1.25          1.22                          NAP                  77.5%
                3               $13,730,698          1.25          1.22                          NAP                  77.5%
                3               $12,918,296          1.25          1.22                          NAP                  77.5%
                3               $12,434,071          1.25          1.22                          NAP                  77.5%
                3                $9,226,555          1.25          1.22                          NAP                  77.5%
                3                $6,196,003          1.25          1.22                          NAP                  77.5%
                5              $107,385,790          1.19          1.15                          NAP                  77.8%
                9               $71,000,000          1.57          1.54                          NAP                  65.1%
               21               $32,050,000          1.37          1.26                          NAP                  72.8%
               34               $21,500,000          1.30          1.26                          NAP                  79.9%
               36               $20,440,000          1.63          1.45                          NAP                  72.7%
               50               $17,800,000          2.64          2.37                         1.80                  61.0%
               53               $16,750,000          1.47          1.33                          NAP                  67.7%
               54               $16,720,000          1.24          1.15                          NAP                  79.6%
               56               $15,500,000          1.28          1.22                          NAP                  64.6%
               60               $14,850,000          1.47          1.40                         1.18                  69.1%
               62               $14,473,189          1.53          1.25                          NAP                  67.3%
               66               $14,000,000          1.52          1.39                         1.15                  74.5%
               67               $13,650,000          1.51          1.43                         1.20                  65.6%
               82               $11,491,835          1.17          1.15                          NAP                  78.2%
               84               $11,400,000          1.55          1.48                          NAP                  70.8%
               96                $9,300,000          1.43          1.39                          NAP                  74.8%
              105                $8,800,000          1.41          1.22                          NAP                  74.9%
              120                $8,100,000          1.45          1.37                         1.20                  77.1%
              121                $8,000,000          2.46          2.30                          NAP                  43.7%
              141                $7,000,000          2.50          1.99                         1.70                  42.4%
              144                $7,000,000          1.40          1.32                         1.16                  75.3%
              163                $6,000,000          1.45          1.42                         1.20                  77.4%
              214                $4,445,459          1.56          1.48                          NAP                  74.1%
              226                $4,208,000          1.62          1.46                         1.23                  51.3%
              228                $4,125,000          1.54          1.45                         1.22                  74.7%
              230                $3,995,933          1.28          1.23                          NAP                  68.3%
              232                $3,950,000          1.73          1.62                         1.37                  63.7%
              233                $3,950,000          1.43          1.33                          NAP                  63.7%
              243                $3,596,368          1.36          1.23                          NAP                  73.4%
              279                $2,994,125          1.54          1.42                          NAP                  63.7%
              293                $2,776,000          1.64          1.50                         1.26                  63.2%
              308                $2,500,000          2.38          2.27                         1.91                  49.0%
              315                $2,397,683          1.32          1.26                          NAP                  74.9%
              323                $2,297,648          2.92          2.57                          NAP                  28.9%
              328                $2,250,000          1.87          1.75                         1.47                  49.5%
              329                $2,250,000          1.70          1.61                         1.35                  57.0%
              337                $2,100,000          2.05          2.02                          NAP                  49.5%
              339                $2,093,215          2.78          2.19                          NAP                  35.5%
              341                $2,090,588          1.36          1.22                          NAP                  71.5%
              380                $1,682,425          1.36          1.20                          NAP                  74.0%
              415                $1,033,603          1.28          1.24                          NAP                  57.4%


Mortgage Loan No.   Balloon LTV(4)    Street Address                                                         City
-----------------   --------------    --------------------------------------------------------------------   ---------------
                3             77.5%   6135-6145 North 35th Avenue & 3310-3456 West Bethany Home Road         Phoenix
                3             77.5%   808-812, 820-888 West Warner Road & 2055-2095 North Alma School Road   Chandler
                3             77.5%   6705-6811 West Peoria Avenue & 10150-10270 North 67th Avenue           Peoria
                3             77.5%   9446-9802 North Metro Parkway                                          Phoenix
                3             77.5%   4730-4750 East Indian School Road                                      Phoenix
                3             77.5%   1256-1342 South Country Club Drive                                     Mesa
                3             77.5%   3222-3240 East Shea Boulevard & 10607-10639 North 32nd Street          Phoenix
                3             77.5%   707-753 East Bell Road and 801 East Bell Road                          Phoenix
                3             77.5%   8021-8129 North 35th Avenue & 3428 West Northern Avenue                Phoenix
                3             77.5%   4720-4730 East Lone Mountain Road                                      Phoenix
                3             77.5%   6601-6645 West Peoria Avenue                                           Glendale
                5             64.7%   1076 Layton Hills Mall                                                 Layton
                9             65.1%   1500 6th Avenue                                                        Seattle
               21             72.8%   6991 East Camelback Road                                               Scottsdale
               34             79.9%   750-814 Crossing Road                                                  Sandusky
               36             72.7%   300 Presidential Way                                                   Woburn
               50             50.2%   211 Dexter Avenue North                                                Seattle
               53             67.7%   6900 E Camelback Rd                                                    Scottsdale
               54             66.2%   4540-4530 Eastgate Boulevard                                           Union Township
               56             64.6%   1450 Veterans Boulevard                                                Redwood City
               60             61.3%   384 North Sunrise Avenue                                               Roseville
               62             57.3%   14300 Statler Court                                                    Fort Worth
               66             65.7%   1325 Iowa Avenue                                                       Riverside
               67             63.3%   28624 Witherspoon Parkway                                              Valencia
               82             70.1%   334 Route 31                                                           Raritan
               84             70.8%   3799 Gateway Lakes                                                     Grove City
               96             74.8%   2601 Wilshire Boulevard                                                Los Angeles
              105             74.9%   19300 and 19400 South Hamilton Avenue                                  Gardena
              120             73.6%   568 Carpenter Ridge                                                    Columbus
              121             43.7%   13957-14001 Metrotech Drive                                            Chantilly
              141             39.8%   1600 17th Street                                                       Denver
              144             70.2%   2200 NW Corporate Boulevard                                            Boca Raton
              163             68.6%   1912-1918 Star Drive and 168 Stewart Court                             Liberty
              214             62.8%   17015 Park Row                                                         Houston
              226             46.3%   15196 East Lousisana Drive                                             Aurora
              228             66.2%   1560 & 1562 Wells Road                                                 Orange Park
              230             57.9%   1400 West Washington Street                                            Sequim
              232             59.7%   7201 Canyon Drive                                                      Amarillo
              233             49.2%   1515 West Fullerton Avenue                                             Addison
              243             62.3%   9930 Colerain Avenue                                                   Cincinnati
              279             53.8%   10016 South 51st Street                                                Phoenix
              293             57.1%   12621 - 12651 West Mississippi Avenue                                  Lakewood
              308             43.5%   5533 Walnut Street                                                     Pittsburgh
              315             64.0%   2570 Pleasant Hill Road                                                Duluth
              323             27.1%   3420 East Shea Boulevard                                               Phoenix
              328             43.8%   1000 North Kraemer Place                                               Anaheim
              329             50.4%   1191 Hawk Circle                                                       Anaheim
              337             49.5%   615 North Alvernon Way                                                 Tucson
              339             32.1%   4241 Brookhill Road                                                    Baltimore City
              341             61.7%   500 Oak Grove Pkwy                                                     Vadnais Heights
              380             63.9%   450 Oak Grove Parkway                                                  Vadnais Heights
              415             45.3%   16201 Southwest 88 Street                                              Miami


Mortgage Loan No.   State   Zip Code   Property Type   Property Sub-Type   Units/SF(5)   Year Built
-----------------   -----   --------   -------------   -----------------   -----------   ----------------------------------------
                3   AZ         85017   Retail          Anchored                288,190   1977, 1979, 1998, 1999, 2004, 2005, 2007
                3   AZ         85224   Retail          Anchored                191,256                                       1987
                3   AZ         85345   Retail          Anchored                181,676                                 1987, 2001
                3   AZ         85051   Retail          Anchored                174,888                                  1991-1993
                3   AZ         85018   Retail          Anchored                 69,680                     1966, 1977, 1988, 2005
                3   AZ         85210   Retail          Anchored                197,127                                       1973
                3   AZ         85028   Retail          Anchored                 88,953                                 1974, 1986
                3   AZ         85022   Retail          Shadow Anchored         102,679                            1984-1985, 1998
                3   AZ         85051   Retail          Anchored                111,795                           1981, 1983, 1985
                3   AZ         85331   Retail          Anchored                 34,720                                       2002
                3   AZ         85302   Retail          Anchored                 86,122                                       1986
                5   UT         84041   Retail          Anchored                727,623                                       1980
                9   WA         98101   Retail          Anchored                156,318                                       1996
               21   AZ         85251   Office          Suburban                174,340                                       1978
               34   OH         44870   Retail          Anchored                217,746                                       2006
               36   MA         01801   Hospitality     Extended Stay                32                                       2002
               50   WA         98109   Hospitality     Full Service                196                                       2001
               53   AZ         85251   Office          Suburban                116,535                                       1972
               54   OH         45245   Retail          Anchored                171,468                                 1991, 1994
               56   CA         94063   Office          Suburban                 53,000                                       2000
               60   CA         95661   Retail          Shadow Anchored         116,058                                       1992
               62   TX         76155   Multifamily     Garden                      726                                       1986
               66   CA         92507   Office          Suburban                 75,748                                  2006-2007
               67   CA         91355   Industrial      Warehouse               209,774                                       2006
               82   NJ         08822   Retail          Anchored                 62,356                                       1997
               84   OH         43123   Multifamily     Garden                      252                                       2000
               96   CA         90057   Office          Suburban                 62,000                                       1951
              105   CA         90248   Office          Suburban                 62,345                                       1986
              120   OH         43228   Multifamily     Garden                      189                                       2002
              121   VA         20151   Retail          Shadow Anchored          46,721                                       1989
              141   CO         80202   Hospitality     Full Service                 79                                       1891
              144   FL         33431   Office          Suburban                 35,810                                       1988
              163   MO         64068   Retail          Shadow Anchored          19,835                                       2006
              214   TX         77084   Industrial      Warehouse                71,500                                       1971
              226   CO         80012   Multifamily     Garden                      112                                       1982
              228   FL         32073   Retail          Unanchored               20,855                                       2005
              230   WA         98382   Retail          Shadow Anchored          16,921                                       2005
              232   TX         79110   Office          Suburban                 34,572                                       2003
              233   IL         60101   Industrial      Warehouse                97,757                                       1963
              243   OH         45251   Retail          Free Standing            56,920                                       1978
              279   AZ         85044   Industrial      Flex                     32,153                                       1986
              293   CO         80228   Multifamily     Garden                       80                                 1972, 1976
              308   PA         15232   Retail          Unanchored               17,370                                       1975
              315   GA         30096   Retail          Unanchored                9,725                                       2004
              323   AZ         85028   Office          Suburban                 49,117                                       1984
              328   CA         92806   Industrial      Light Industrial         23,946                                       1975
              329   CA         92806   Industrial      Light Industrial         25,000                                       1977
              337   AZ         85711   Retail          Free Standing            14,884                                       2002
              339   MD         21215   Industrial      Warehouse               164,902                                       1961
              341   MN         55127   Industrial      Light Industrial         41,798                                       1987
              380   MN         55127   Industrial      Light Industrial         33,210                                       1987
              415   FL         33196   Retail          Free Standing             2,714                                       1999


Mortgage Loan No.         Year Renovated   Percent Leased(6)    Percent Leased as of Date(6)   Security Type(7)   Lien Position
-----------------   --------------------   -----------------    ----------------------------   ----------------   -------------
                3              2004-2007                93.8%   04/03/2007                     Fee                First
                3                   2005                88.0%   04/03/2007                     Fee                First
                3              2001-2004                83.3%   04/03/2007                     Fee                First
                3              2004-2005                87.4%   04/03/2007                     Fee                First
                3                   2005                97.5%   04/03/2007                     Fee                First
                3                   2001                93.1%   04/03/2007                     Fee                First
                3                   1999               100.0%   04/03/2007                     Fee                First
                3              2006-2007                43.2%   04/03/2007                     Fee                First
                3              2006-2007                92.4%   04/03/2007                     Leasehold          First
                3                    NAP                80.0%   04/03/2007                     Fee                First
                3                   2007                73.7%   04/03/2007                     Fee                First
                5             1996, 2000                98.0%   03/25/2007                     Fee                First
                9                    NAP               100.0%   03/06/2007                     Fee                First
               21                   2002                90.6%   02/20/2007                     Fee                First
               34                    NAP                93.5%   03/22/2007                     Fee                First
               36                    NAP                81.4%   10/23/2006                     Fee                First
               50                    NAP                77.1%   02/24/2007                     Fee                First
               53                   1997                91.9%   02/20/2007                     Fee                First
               54                    NAP                78.0%   04/26/2007                     Fee                First
               56                    NAP               100.0%   03/05/2007                     Fee                First
               60                   2006               100.0%   03/16/2007                     Fee                First
               62                    NAP                92.6%   01/23/2007                     Fee                First
               66                    NAP                78.2%   03/16/2007                     Fee                First
               67                    NAP               100.0%   03/26/2007                     Fee                First
               82                    NAP               100.0%   03/29/2007                     Fee                First
               84                    NAP                97.6%   03/12/2007                     Fee                First
               96                   1999               100.0%   03/13/2007                     Fee                First
              105                   2006                97.9%   02/21/2007                     Fee                First
              120                    NAP                95.8%   03/12/2007                     Fee                First
              121                    NAP               100.0%   03/16/2007                     Fee                First
              141            1930s, 1982                81.6%   02/23/2007                     Fee                First
              144                    NAP                91.7%   02/20/2007                     Fee                First
              163                    NAP                89.3%   03/28/2007                     Fee                First
              214                   2007               100.0%   03/20/2007                     Fee                First
              226   2002-2004, 2005-2006                95.5%   03/02/2007                     Fee                First
              228                    NAP                71.6%   04/24/2007                     Fee                First
              230                    NAP               100.0%   03/12/2007                     Fee                First
              232                    NAP               100.0%   02/15/2007                     Fee                First
              233                   1992               100.0%   04/06/2007                     Fee                First
              243                   1999               100.0%   03/08/2007                     Fee                First
              279                    NAP               100.0%   02/15/2007                     Fee                First
              293        1999, 2001-2006                97.5%   03/02/2007                     Fee                First
              308                   2006               100.0%   04/09/2007                     Fee                First
              315                    NAP               100.0%   02/01/2007                     Fee                First
              323                    NAP                89.8%   03/05/2007                     Fee                First
              328                    NAP               100.0%   03/29/2007                     Fee                First
              329                    NAP               100.0%   03/29/2007                     Fee                First
              337                    NAP               100.0%   02/26/2007                     Fee                First
              339                    NAP               100.0%   12/18/2006                     Fee                First
              341                    NAP               100.0%   01/18/2007                     Fee                First
              380                    NAP               100.0%   01/18/2007                     Fee                First
              415                    NAP               100.0%   03/16/2007                     Fee                First


Mortgage Loan No.   Related Borrower List   Cut-Off Date Balance per Unit or SF   Note Date    First Payment Date (P&I) (8)
-----------------   ---------------------   -----------------------------------   ----------   ----------------------------
                3   NAP                                                    $139   04/03/2007   NAP
                3   NAP                                                    $139   04/03/2007   NAP
                3   NAP                                                    $139   04/03/2007   NAP
                3   NAP                                                    $139   04/03/2007   NAP
                3   NAP                                                    $139   04/03/2007   NAP
                3   NAP                                                    $139   04/03/2007   NAP
                3   NAP                                                    $139   04/03/2007   NAP
                3   NAP                                                    $139   04/03/2007   NAP
                3   NAP                                                    $139   04/03/2007   NAP
                3   NAP                                                    $139   04/03/2007   NAP
                3   NAP                                                    $139   04/03/2007   NAP
                5   5, 54                                                  $148   03/13/2007   05/01/2007
                9   NAP                                                    $454   03/06/2007   NAP
               21   21, 53                                                 $184   02/20/2007   NAP
               34   NAP                                                     $99   03/22/2007   NAP
               36   NAP                                                $638,750   12/15/2006   NAP
               50   NAP                                                 $90,816   04/05/2007   06/01/2009
               53   21, 53                                                 $144   02/20/2007   NAP
               54   5, 54                                                   $98   04/27/2007   06/01/2007
               56   NAP                                                    $292   03/05/2007   NAP
               60   NAP                                                    $128   03/16/2007   05/01/2009
               62   NAP                                                 $19,936   02/01/2007   04/01/2007
               66   NAP                                                    $185   04/05/2007   06/01/2009
               67   NAP                                                     $65   03/26/2007   05/01/2014
               82   NAP                                                    $184   03/30/2007   05/01/2007
               84   84, 120                                             $45,238   03/12/2007   NAP
               96   NAP                                                    $150   03/14/2007   NAP
              105   NAP                                                    $141   02/22/2007   NAP
              120   84, 120                                             $42,857   03/12/2007   05/01/2012
              121   NAP                                                    $171   03/16/2007   NAP
              141   NAP                                                 $88,608   03/22/2007   05/01/2012
              144   NAP                                                    $195   02/20/2007   04/01/2010
              163   NAP                                                    $303   03/28/2007   06/01/2009
              214   NAP                                                     $62   03/20/2007   05/01/2007
              226   226, 293                                            $37,571   03/02/2007   05/01/2010
              228   NAP                                                    $198   12/16/2005   02/01/2008
              230   NAP                                                    $236   03/15/2007   05/01/2007
              232   NAP                                                    $114   02/15/2007   04/01/2012
              233   NAP                                                     $40   04/06/2007   06/01/2007
              243   NAP                                                     $63   03/08/2007   05/01/2007
              279   NAP                                                     $93   02/26/2007   04/01/2007
              293   226, 293                                            $34,700   03/02/2007   05/01/2010
              308   NAP                                                    $144   04/09/2007   06/01/2009
              315   NAP                                                    $247   03/05/2007   05/01/2007
              323   NAP                                                     $47   03/05/2007   05/01/2007
              328   328, 329                                                $94   03/29/2007   05/01/2009
              329   328, 329                                                $90   03/29/2007   05/01/2009
              337   NAP                                                    $141   02/26/2007   NAP
              339   NAP                                                     $13   01/11/2007   03/01/2007
              341   341, 380                                                $50   01/18/2007   03/01/2007
              380   341, 380                                                $51   01/18/2007   03/01/2007
              415   NAP                                                    $381   03/16/2007   05/01/2007


                                                                                                                           Lockbox
Mortgage Loan No.   First Payment Date (IO) (8)   Maturity Date   Due Date   Grace Period(9)   ARD Loan   Lockbox Status   Type
-----------------   ---------------------------   -------------   --------   ---------------   --------   --------------   -------
                3   06/01/2007                    05/01/2017             1                 5   No         In-Place         Hard
                3   06/01/2007                    05/01/2017             1                 5   No         In-Place         Hard
                3   06/01/2007                    05/01/2017             1                 5   No         In-Place         Hard
                3   06/01/2007                    05/01/2017             1                 5   No         In-Place         Hard
                3   06/01/2007                    05/01/2017             1                 5   No         In-Place         Hard
                3   06/01/2007                    05/01/2017             1                 5   No         In-Place         Hard
                3   06/01/2007                    05/01/2017             1                 5   No         In-Place         Hard
                3   06/01/2007                    05/01/2017             1                 5   No         In-Place         Hard
                3   06/01/2007                    05/01/2017             1                 5   No         In-Place         Hard
                3   06/01/2007                    05/01/2017             1                 5   No         In-Place         Hard
                3   06/01/2007                    05/01/2017             1                 5   No         In-Place         Hard
                5   NAP                           04/01/2017             1                 8   No         In-Place         Hard
                9   05/01/2007                    04/01/2017             1                 5   No         In-Place         Hard
               21   04/01/2007                    03/01/2012             1                 2   Yes        None             NAP
               34   05/01/2007                    04/01/2017             1                 0   No         None             NAP
               36   02/01/2007                    01/01/2014             1                 0   Yes        In-Place         Hard
               50   06/01/2007                    05/01/2017             1                 0   No         None             NAP
               53   04/01/2007                    03/01/2012             1                 2   Yes        None             NAP
               54   NAP                           05/01/2017             1                 8   No         Springing        Hard
               56   05/01/2007                    04/01/2017             1                 0   Yes        In-Place         Hard
               60   05/01/2007                    04/01/2017             1                 0   No         None             NAP
               62   NAP                           03/01/2017             1                 0   No         None             NAP
               66   06/01/2007                    05/01/2017             1                 0   No         None             NAP
               67   05/01/2007                    04/01/2017             1                 0   No         None             NAP
               82   NAP                           04/01/2017             1                 0   No         None             NAP
               84   05/01/2007                    04/01/2017             1                 0   Yes        None             NAP
               96   05/01/2007                    04/01/2017             1                 0   Yes        None             NAP
              105   04/01/2007                    03/01/2012             1                 2   No         None             NAP
              120   05/01/2007                    04/01/2017             1                 0   Yes        None             NAP
              121   05/01/2007                    04/01/2017             1                 2   No         None             NAP
              141   05/01/2007                    04/01/2017             1                 0   No         In-Place         Hard
              144   04/01/2007                    03/01/2017             1                 2   No         None             NAP
              163   06/01/2007                    05/01/2017             1                 0   No         None             NAP
              214   NAP                           04/01/2017             1                 0   No         None             NAP
              226   05/01/2007                    04/01/2017             1                 0   No         None             NAP
              228   02/01/2006                    01/01/2016             1                 0   No         None             NAP
              230   NAP                           04/01/2017             1                 0   No         None             NAP
              232   04/01/2007                    03/01/2017             1                 0   No         None             NAP
              233   NAP                           05/01/2017             1                 2   No         None             NAP
              243   NAP                           04/01/2017             1                 0   No         None             NAP
              279   NAP                           03/01/2017             1                 0   Yes        None             NAP
              293   05/01/2007                    04/01/2017             1                 0   No         None             NAP
              308   06/01/2007                    05/01/2017             1                 0   No         None             NAP
              315   NAP                           04/01/2017             1                 0   No         None             NAP
              323   NAP                           04/01/2012             1                 0   No         None             NAP
              328   05/01/2007                    04/01/2017             1                 0   No         None             NAP
              329   05/01/2007                    04/01/2017             1                 0   No         None             NAP
              337   04/01/2007                    03/01/2017             1                 0   No         None             NAP
              339   NAP                           02/01/2014             1                 0   No         None             NAP
              341   NAP                           02/01/2014             1                 0   No         None             NAP
              380   NAP                           02/01/2014             1                 0   No         None             NAP
              415   NAP                           04/01/2017             1                 0   Yes        None             NAP


Mortgage Loan No.   Original Term to Maturity   Remaining Term to Maturity   Original Amort. Term(10)   Remaining Amort. Term
-----------------   -------------------------   --------------------------   ------------------------   ---------------------
                3                         120                          120                         IO                      IO
                3                         120                          120                         IO                      IO
                3                         120                          120                         IO                      IO
                3                         120                          120                         IO                      IO
                3                         120                          120                         IO                      IO
                3                         120                          120                         IO                      IO
                3                         120                          120                         IO                      IO
                3                         120                          120                         IO                      IO
                3                         120                          120                         IO                      IO
                3                         120                          120                         IO                      IO
                3                         120                          120                         IO                      IO
                5                         120                          119                        360                     359
                9                         120                          119                         IO                      IO
               21                          60                           58                         IO                      IO
               34                         120                          119                         IO                      IO
               36                          84                           80                         IO                      IO
               50                         120                          120                        300                     300
               53                          60                           58                         IO                      IO
               54                         120                          120                        360                     360
               56                         120                          119                         IO                      IO
               60                         120                          119                        360                     360
               62                         120                          118                        360                     358
               66                         120                          120                        360                     360
               67                         120                          119                        360                     360
               82                         120                          119                        420                     419
               84                         120                          119                         IO                      IO
               96                         120                          119                         IO                      IO
              105                          60                           58                         IO                      IO
              120                         120                          119                        420                     420
              121                         120                          119                         IO                      IO
              141                         120                          119                        360                     360
              144                         120                          118                        420                     420
              163                         120                          120                        360                     360
              214                         120                          119                        360                     359
              226                         120                          119                        360                     360
              228                         120                          104                        360                     360
              230                         120                          119                        360                     359
              232                         120                          118                        360                     360
              233                         120                          120                        300                     300
              243                         120                          119                        360                     359
              279                         120                          118                        360                     358
              293                         120                          119                        360                     360
              308                         120                          120                        360                     360
              315                         120                          119                        360                     359
              323                          60                           59                        360                     359
              328                         120                          119                        360                     360
              329                         120                          119                        360                     360
              337                         120                          118                         IO                      IO
              339                          84                           81                        360                     357
              341                          84                           81                        300                     297
              380                          84                           81                        300                     297
              415                         120                          119                        300                     299


Mortgage Loan No.   Mortgage Rate    Monthly Payment (P&I)   Monthly Payment (IO)   Third Most Recent NOI
-----------------   -------------    ---------------------   --------------------   ---------------------
                3           5.760%                     NAP               $208,510                     NAP
                3           5.760%                     NAP               $170,837                     NAP
                3           5.760%                     NAP               $123,456                     NAP
                3           5.760%                     NAP               $108,523                     NAP
                3           5.760%                     NAP                $82,590                     NAP
                3           5.760%                     NAP                $72,558                     NAP
                3           5.760%                     NAP                $66,823                     NAP
                3           5.760%                     NAP                $62,869                     NAP
                3           5.760%                     NAP                $60,512                     NAP
                3           5.760%                     NAP                $44,903                     NAP
                3           5.760%                     NAP                $30,154                     NAP
                5           5.658%                $621,072                    NAP              $8,273,678
                9           5.689%                     NAP               $341,274              $5,250,943
               21           5.910%                     NAP               $160,039                     NAP
               34           5.700%                     NAP               $103,543                     NAP
               36           5.835%                     NAP               $100,770              $1,250,000
               50           5.530%                $109,627                $83,168              $2,376,087
               53           5.910%                     NAP                $83,640                     NAP
               54           5.658%                 $96,598                    NAP              $1,430,089
               56           5.900%                     NAP                $77,267                     NAP
               60           5.970%                 $88,747                $74,905                     NAP
               62           5.950%                 $86,469                    NAP              $1,177,034
               66           5.700%                 $81,256                $67,424                     NAP
               67           5.930%                 $81,225                $68,391                     NAP
               82           5.950%                 $65,186                    NAP                $851,700
               84           5.860%                     NAP                $56,443              $1,183,425
               96           5.710%                     NAP                $44,867                $728,500
              105           6.110%                     NAP                $45,429                $502,854
              120           5.810%                 $45,157                $39,762                $623,759
              121           5.510%                     NAP                $37,244                $791,724
              141           6.140%                 $42,601                $36,314              $1,049,561
              144           5.820%                 $39,071                $34,422                $422,809
              163           5.910%                 $35,627                $29,960                     NAP
              214           5.870%                 $26,309                    NAP                     NAP
              226           5.880%                 $24,905                $20,906                $350,316
              228           5.880%                 $24,414                $20,493                     NAP
              230           5.890%                 $23,700                    NAP                     NAP
              232           6.020%                 $23,733                $20,091                     NAP
              233           5.780%                 $24,921                    NAP                     NAP
              243           5.930%                 $21,422                    NAP                     NAP
              279           5.690%                 $17,393                    NAP                     NAP
              293           5.880%                 $16,430                $13,791                $298,602
              308           5.980%                 $14,957                $12,631                     NAP
              315           6.160%                 $14,637                    NAP                     NAP
              323           5.860%                 $13,583                    NAP                $479,744
              328           5.880%                 $13,317                $11,178                     NAP
              329           5.880%                 $13,317                $11,178                     NAP
              337           5.670%                     NAP                $10,060                     NAP
              339           5.890%                 $12,442                    NAP                $341,220
              341           6.060%                 $13,607                    NAP                     NAP
              380           6.060%                 $10,951                    NAP                     NAP
              415           6.430%                  $6,943                    NAP                     NAP


Mortgage Loan No.   Third Most Recent NOI End Date   Second Most Recent NOI   Second Most Recent NOI End Date   Most Recent NOI
-----------------   ------------------------------   ----------------------   -------------------------------   ---------------
                3   NAP                                          $1,446,592   12/31/2005                             $2,565,201
                3   NAP                                                 NAP   NAP                                    $2,358,549
                3   NAP                                          $1,501,235   12/31/2005                             $1,823,955
                3   NAP                                          $1,055,748   12/31/2005                             $1,387,363
                3   NAP                                                 NAP   NAP                                      $965,297
                3   NAP                                          $1,080,201   12/31/2005                             $1,119,255
                3   NAP                                                 NAP   NAP                                    $1,034,983
                3   NAP                                                 NAP   NAP                                           NAP
                3   NAP                                                 NAP   NAP                                      $556,890
                3   NAP                                            $671,176   12/31/2005                               $645,802
                3   NAP                                            $188,410   12/31/2005                               $209,818
                5   12/31/2004                                   $7,468,076   12/31/2005                             $7,890,895
                9   12/31/2004                                   $5,142,899   12/31/2005                             $5,257,378
               21   NAP                                                 NAP   NAP                                    $2,286,302
               34   NAP                                            $257,783   12/31/2005                               $996,829
               36   12/31/2003                                   $1,478,000   12/31/2004                             $1,766,000
               50   12/31/2005                                   $2,872,976   12/31/2006                             $3,025,639
               53   NAP                                                 NAP   NAP                                    $1,195,419
               54   12/31/2004                                   $1,484,071   12/31/2005                             $1,438,012
               56   NAP                                                 NAP   NAP                                           NAP
               60   NAP                                                 NAP   NAP                                           NAP
               62   12/31/2004                                   $1,143,730   12/31/2005                             $1,549,768
               66   NAP                                                 NAP   NAP                                           NAP
               67   NAP                                                 NAP   NAP                                           NAP
               82   12/31/2004                                     $853,828   12/31/2005                               $855,949
               84   12/31/2004                                   $1,227,373   12/31/2005                             $1,047,513
               96   12/31/2003                                     $734,700   12/31/2004                               $763,220
              105   12/31/2004                                     $488,231   12/31/2005                               $587,133
              120   12/31/2004                                     $806,917   12/31/2005                               $635,941
              121   12/31/2004                                   $1,054,653   12/31/2005                             $1,127,854
              141   12/31/2004                                   $1,010,321   12/31/2005                             $1,147,580
              144   12/31/2003                                     $369,792   12/31/2004                               $265,844
              163   NAP                                                 NAP   NAP                                           NAP
              214   NAP                                                 NAP   NAP                                           NAP
              226   12/31/2004                                     $438,643   12/31/2005                               $421,417
              228   NAP                                                 NAP   NAP                                      $534,098
              230   NAP                                                 NAP   NAP                                           NAP
              232   NAP                                                 NAP   NAP                                           NAP
              233   NAP                                                 NAP   NAP                                           NAP
              243   NAP                                                 NAP   NAP                                           NAP
              279   NAP                                                 NAP   NAP                                           NAP
              293   12/31/2004                                     $279,029   12/31/2005                               $264,932
              308   NAP                                                 NAP   NAP                                           NAP
              315   NAP                                                 NAP   NAP                                      $197,421
              323   12/31/2004                                     $558,561   12/31/2005                               $519,253
              328   NAP                                                 NAP   NAP                                           NAP
              329   NAP                                                 NAP   NAP                                           NAP
              337   NAP                                                 NAP   NAP                                           NAP
              339   12/31/2003                                     $359,091   12/31/2004                               $349,087
              341   NAP                                                 NAP   NAP                                           NAP
              380   NAP                                                 NAP   NAP                                           NAP
              415   NAP                                                 NAP   NAP                                           NAP


Mortgage Loan No.   Most Recent NOI End Date   Underwritten EGI   Underwritten Expenses   Underwritable NOI   Underwritten Reserves
-----------------   ------------------------   ----------------   ---------------------   -----------------   ---------------------
                3   12/31/2006                       $3,611,888                $560,193          $3,051,695                 $32,665
                3   12/31/2006                       $3,000,074                $599,112          $2,400,962                 $76,502
                3   12/31/2006                       $2,777,700                $888,550          $1,889,150                 $72,670
                3   12/31/2006                       $2,316,443                $644,221          $1,672,222                 $69,947
                3   12/31/2006                       $1,580,668                $334,879          $1,245,789                 $27,872
                3   12/31/2006                       $1,629,423                $479,975          $1,149,448                 $29,569
                3   12/31/2006                       $1,361,918                $278,590          $1,083,328                 $35,581
                3   NAP                              $1,345,751                $396,936            $948,815                 $41,071
                3   12/31/2006                       $1,542,038                $594,336            $947,702                 $44,717
                3   12/31/2006                         $856,940                $181,709            $675,231                 $13,885
                3   12/31/2006                         $702,994                $252,866            $450,128                 $18,572
                5   12/31/2006                      $13,018,808              $4,177,323          $8,841,485                $254,669
                9   12/31/2006                       $8,840,941              $2,423,154          $6,417,787                $103,171
               21   12/31/2006                       $3,866,052              $1,237,206          $2,628,846                $215,882
               34   12/31/2006                       $2,030,539                $420,211          $1,610,328                 $39,106
               36   12/31/2005                       $5,484,966              $3,512,010          $1,972,956                $219,399
               50   2/28/2007 TTM                    $6,802,629              $4,167,815          $2,634,813                $272,105
               53   12/31/2006                       $2,706,848              $1,229,879          $1,476,969                $140,127
               54   12/31/2006                       $2,056,000                $622,000          $1,434,000                 $97,737
               56   NAP                              $1,834,753                $647,917          $1,186,836                 $53,000
               60   NAP                              $1,854,095                $535,316          $1,318,779                 $62,671
               62   12/31/2006                       $3,905,147              $2,314,269          $1,590,878                $295,482
               66   NAP                              $1,744,781                $518,126          $1,226,655                $102,260
               67   NAP                              $1,583,102                $346,451          $1,236,651                 $62,931
               82   12/31/2006                       $1,258,253                $343,027            $915,226                 $18,707
               84   12/31/2006                       $1,802,185                $751,447          $1,050,738                 $50,786
               96   12/31/2005                       $1,034,952                $265,100            $769,852                 $19,840
              105   12/31/2006                       $1,311,384                $545,062            $766,322                 $99,852
              120   12/31/2006                       $1,211,759                $522,177            $689,582                 $37,800
              121   12/31/2006                       $1,392,866                $295,602          $1,097,264                 $68,213
              141   12/31/2006                       $5,494,389              $4,406,047          $1,088,342                $219,776
              144   12/31/2005                       $1,029,176                $451,460            $577,716                 $34,020
              163   NAP                                $720,925                $201,206            $519,719                  $7,939
              214   NAP                                $689,913                $196,251            $493,662                 $27,170
              226   12/31/2006                         $826,540                $419,561            $406,979                 $40,432
              228   12/31/2006                         $509,773                $132,122            $377,651                 $20,229
              230   NAP                                $466,588                $103,134            $363,454                 $12,615
              232   NAP                                $548,951                $132,359            $416,592                 $26,996
              233   NAP                                $668,162                $239,979            $428,183                 $31,283
              243   NAP                                $603,326                $253,180            $350,146                 $34,430
              279   NAP                                $447,943                $126,669            $321,274                 $24,114
              293   12/31/2006                         $539,706                $268,704            $271,002                 $23,520
              308   NAP                                $475,963                $115,874            $360,089                 $16,745
              315   12/31/2006                         $293,853                 $62,657            $231,196                 $10,308
              323   12/31/2006                       $1,007,905                $532,320            $475,585                 $55,993
              328   NAP                                $318,047                 $67,127            $250,920                 $16,716
              329   NAP                                $289,390                 $61,303            $228,087                 $11,899
              337   NAP                                $349,006                $101,107            $247,899                  $3,721
              339   12/31/2005                         $515,455                $100,499            $414,956                 $88,467
              341   NAP                                $348,180                $125,983            $222,197                 $23,012
              380   NAP                                $294,803                $115,829            $178,974                 $21,192
              415   NAP                                $137,940                 $31,684            $106,256                  $2,822


Mortgage Loan No.   Underwritable Cash Flow   Balloon Balance   Current Value(11)   Source of Value(11)   Valuation Date
-----------------   -----------------------   ---------------   -----------------   -------------------   --------------
                3                $3,019,030       $42,844,441         $53,200,000   Appraisal             02/24/2007
                3                $2,324,460       $35,103,434         $44,000,000   Appraisal             02/23/2007
                3                $1,816,480       $25,367,622         $35,000,000   Appraisal             02/23/2007
                3                $1,602,275       $22,299,305         $30,700,000   Appraisal             02/24/2007
                3                $1,217,917       $16,970,489         $20,300,000   Appraisal             02/27/2007
                3                $1,119,879       $14,909,086         $17,500,000   Appraisal             02/23/2007
                3                $1,047,747       $13,730,698         $15,700,000   Appraisal             02/26/2007
                3                  $907,744       $12,918,296         $15,600,000   Appraisal             02/24/2007
                3                  $902,985       $12,434,071         $17,000,000   Appraisal             02/24/2007
                3                  $661,346        $9,226,555         $11,900,000   Appraisal             02/27/2007
                3                  $431,556        $6,196,003         $12,500,000   Appraisal             02/23/2007
                5                $8,586,816       $89,326,639        $138,000,000   Appraisal             01/09/2007
                9                $6,314,616       $71,000,000        $109,000,000   Appraisal             02/13/2007
               21                $2,412,964       $32,050,000         $44,000,000   Appraisal             01/03/2007
               34                $1,571,222       $21,500,000         $26,900,000   Appraisal             02/20/2007
               36                $1,753,557       $20,440,000         $28,100,000   Appraisal             11/16/2006
               50                $2,362,708       $14,653,676         $29,200,000   Appraisal             03/01/2007
               53                $1,336,842       $16,750,000         $24,750,000   Appraisal             01/03/2007
               54                $1,336,263       $13,893,408         $21,000,000   Appraisal             06/01/2008
               56                $1,133,836       $15,500,000         $24,000,000   Appraisal             10/26/2006
               60                $1,256,108       $13,173,394         $21,500,000   Appraisal             11/10/2006
               62                $1,295,396       $12,312,619         $21,500,000   Appraisal             01/04/2007
               66                $1,124,395       $12,345,836         $18,800,000   Appraisal             05/01/2007
               67                $1,173,720       $13,161,636         $20,800,000   Appraisal             02/15/2007
               82                  $896,519       $10,310,245         $14,700,000   Appraisal             02/23/2007
               84                  $999,952       $11,400,000         $16,100,000   Appraisal             01/03/2007
               96                  $750,012        $9,300,000         $12,425,000   Appraisal             10/10/2006
              105                  $666,470        $8,800,000         $11,750,000   Appraisal             01/24/2007
              120                  $651,782        $7,732,733         $10,500,000   Appraisal             12/27/2006
              121                $1,029,051        $8,000,000         $18,300,000   Appraisal             02/12/2007
              141                  $868,566        $6,568,156         $16,500,000   Appraisal             02/26/2007
              144                  $543,696        $6,530,708          $9,300,000   Appraisal             01/23/2007
              163                  $511,780        $5,316,582          $7,750,000   Appraisal             11/17/2006
              214                  $466,492        $3,767,546          $6,000,000   Appraisal             02/20/2007
              226                  $366,547        $3,799,753          $8,200,000   Appraisal             01/30/2007
              228                  $357,422        $3,651,595          $5,520,000   Appraisal             11/28/2005
              230                  $350,838        $3,388,561          $5,850,000   Appraisal             02/19/2007
              232                  $389,596        $3,702,567          $6,200,000   Appraisal             02/02/2007
              233                  $396,900        $3,047,315          $6,200,000   Appraisal             02/02/2007
              243                  $315,716        $3,053,303          $4,900,000   Appraisal             02/05/2007
              279                  $297,159        $2,527,732          $4,700,000   Appraisal             01/30/2007
              293                  $247,482        $2,506,681          $4,390,000   Appraisal             01/30/2007
              308                  $343,344        $2,218,741          $5,100,000   Appraisal             04/09/2007
              315                  $220,888        $2,049,186          $3,200,000   Appraisal             01/01/2007
              323                  $419,592        $2,150,663          $7,950,000   Appraisal             01/26/2007
              328                  $234,204        $1,991,923          $4,550,000   Appraisal             02/26/2007
              329                  $216,188        $1,991,923          $3,950,000   Appraisal             02/26/2007
              337                  $244,178        $2,100,000          $4,245,000   Appraisal             12/22/2006
              339                  $326,489        $1,896,297          $5,900,000   Appraisal             12/11/2006
              341                  $199,185        $1,805,978          $2,925,000   Appraisal             12/20/2006
              380                  $157,782        $1,453,383          $2,275,000   Appraisal             12/20/2006
              415                  $103,434          $815,671          $1,800,000   Appraisal             02/12/2007


Mortgage Loan No.   Largest Tenant(12)                       Lease Expiration Date   % NSF
-----------------   --------------------------------------   ---------------------   -----
                3   Wal-Mart Stores, Inc. (Ground Lease)     04/12/2025               71.7%
                3   Fry's                                    12/19/2016               44.0%
                3   Safeway                                  12/31/2017               30.5%
                3   Former Best Buy                          02/28/2009               36.7%
                3   CVS                                      08/31/2010               31.0%
                3   Kimco Realty                             01/31/2011               52.3%
                3   Basha's                                  07/26/2014               46.0%
                3   Tutor Time                               02/28/2028               25.1%
                3   Safeway                                  05/31/2008               46.1%
                3   Peter Piper Pizza                        10/31/2017               33.0%
                3   Wal-Mart Stores, Inc.                    07/01/2027               46.1%
                5   Meier & Frank / Macy's                   05/31/2015               22.3%
                9   Regal Cinemas, Inc.                      11/30/2016               44.7%
               21   Scottsdale Restaurant Group, LLC         09/30/2012                7.7%
               34   Home Depot U.S.A., Inc.                  01/31/2024               55.1%
               36   NAP                                      NAP                       NAP
               50   NAP                                      NAP                       NAP
               53   International Capital Partners, LLC      06/30/2008               11.0%
               54   Kroger                                   05/13/2011               39.0%
               56   DPR Construction                         03/01/2022              100.0%
               60   Ashley Furniture Home Store              03/01/2016               55.2%
               62   NAP                                      NAP                       NAP
               66   County of Riverside                      01/31/2017               50.2%
               67   Hitachi Koki U.S.A.                      08/31/2013              100.0%
               82   Stop & Shop                              03/31/2022               80.1%
               84   NAP                                      NAP                       NAP
               96   County of Los Angeles                    04/30/2019              100.0%
              105   CA Department of General Services        08/31/2013               14.2%
              120   NAP                                      NAP                       NAP
              121   Atlantic Billiard Supply Inc             12/31/2008               12.8%
              141   NAP                                      NAP                       NAP
              144   Hunt & Gross, P.A.                       05/31/2010               18.1%
              163   Vintage Stock                            05/31/2011               22.8%
              214   RTU, L.P.                                01/31/2022              100.0%
              226   NAP                                      NAP                       NAP
              228   Richmond American Homes of Florida, LP   04/30/2010               46.8%
              230   Liquor                                   01/31/2016               32.5%
              232   Valero Energy                            03/31/2013              100.0%
              233   Berger Transfer and Storage, I           01/31/2018              100.0%
              243   H.H. Gregg                               05/31/2014              100.0%
              279   Simula Technologies, Inc.                06/30/2019              100.0%
              293   NAP                                      NAP                       NAP
              308   Max and Erma's Restaurant                03/31/2010               34.5%
              315   Scissor Hands                            02/28/2011               26.7%
              323   Shea Executive Suites                    12/31/2010               30.6%
              328   University Marelich Mechanical           08/14/2012              100.0%
              329   Cytec Engineered Materials, Inc.         07/16/2016              100.0%
              337   CVS                                      05/30/2022              100.0%
              339   Gardiners Home Furnishing Center         01/31/2012              100.0%
              341   GML, Inc.                                12/31/2016              100.0%
              380   GML, Inc.                                12/31/2016               91.9%
              415   Pollo Tropical                           02/09/2023              100.0%


Mortgage Loan No.   Second Largest Tenant(12)                    Lease Expiration Date   % NSF
-----------------   ------------------------------------------   ---------------------   -----
                3   Harbor Freight Tools                         01/26/2012                6.3%
                3   PetsMart                                     08/31/2008               12.5%
                3   LA Fitness                                   01/31/2017               22.5%
                3   Sports Authority                             08/31/2011               23.0%
                3   Tutor Time Childcare                         05/31/2028               17.0%
                3   Sports Authority                             08/31/2011               25.1%
                3   Walgreen's                                   04/30/2034               16.7%
                3   A - Alyesh Chiropractic                      02/28/2009                2.5%
                3   Pure Fitness                                 08/31/2027               15.9%
                3   Estasi Salon                                 01/31/2008                8.3%
                3   Family Dollar                                12/31/2010               10.6%
                5   Mervyn's - Ground Lease                      07/31/2010               12.4%
                9   Sega Gameworks                               01/26/2017               17.5%
               21   Ashton Woods Arizona, LLC                    05/31/2010                6.2%
               34   ABC Appliance, Inc.                          07/31/2016                9.4%
               36   NAP                                          NAP                       NAP
               50   NAP                                          NAP                       NAP
               53   AM Trust Bank                                11/30/2009               10.2%
               54   Borders                                      10/31/2018               14.2%
               56   NAP                                          NAP                       NAP
               60   John's Incredible Pizza Company              10/01/2020               44.8%
               62   NAP                                          NAP                       NAP
               66   Lobb & Cliff                                 01/31/2012               20.6%
               67   NAP                                          NAP                       NAP
               82   Bourbon Street Liquors                       10/31/2012                5.8%
               84   NAP                                          NAP                       NAP
               96   NAP                                          NAP                       NAP
              105   Medicine Made Easy                           03/31/2011               11.7%
              120   NAP                                          NAP                       NAP
              121   Western Fairfax Christian Ministries, Inc.   05/31/2008               10.4%
              141   NAP                                          NAP                       NAP
              144   Herb & Mednick                               02/28/2012                6.5%
              163   Planet Sub Enterprises, Inc.                 06/20/2011               12.1%
              214   NAP                                          NAP                       NAP
              226   NAP                                          NAP                       NAP
              228   Orthodontic Education Company, LLC           03/31/2012               12.5%
              230   Pizza Factory                                05/31/2016               17.1%
              232   NAP                                          NAP                       NAP
              233   NAP                                          NAP                       NAP
              243   NAP                                          NAP                       NAP
              279   NAP                                          NAP                       NAP
              293   NAP                                          NAP                       NAP
              308   Salon DeStefino                              12/31/2013               34.5%
              315   Hae Sung Gum-Do Martial Arts                 02/28/2011               16.7%
              323   Gold Mortage Center                          04/30/2009                7.5%
              328   NAP                                          NAP                       NAP
              329   NAP                                          NAP                       NAP
              337   NAP                                          NAP                       NAP
              339   NAP                                          NAP                       NAP
              341   NAP                                          NAP                       NAP
              380   The Integris Group                           12/31/2016                8.1%
              415   NAP                                          NAP                       NAP


Mortgage Loan No.   Third Largest Tenant(12)             Lease Expiration Date   % NSF   Insurance Escrow in Place
-----------------   ----------------------------------   ---------------------   -----   -------------------------
                3   Petco                                04/30/2015                4.8%  Yes
                3   Wherehouse Ent.                      08/31/2011                3.6%  Yes
                3   Tutor Time                           01/31/2026                6.5%  Yes
                3   Peter Piper Pizza                    08/31/2017                7.0%  Yes
                3   Hi-Health                            11/30/2010                8.7%  Yes
                3   Apollo College                       12/31/2009                7.9%  Yes
                3   Silver Touch Car Wash                06/30/2014                7.9%  Yes
                3   Radio Shack                          08/07/2009                2.1%  Yes
                3   Life Skills Center of AZ             09/30/2007               10.4%  Yes
                3   Brisam's Sports Bar                  02/28/2014                7.5%  Yes
                3   Mobility Center                      05/31/2007                3.7%  Yes
                5   Tinseltown 7 / Movies 10             05/31/2017                9.0%  No
                9   Nike Retail Services                 07/31/2011               15.6%  No
               21   Strategic Alliance Marketing, LLC    08/31/2009                6.1%  Yes
               34   Petco Animal Supplies Stores, Inc.   07/03/2016                6.9%  No
               36   NAP                                  NAP                       NAP   No
               50   NAP                                  NAP                       NAP   Yes
               53   APPSware Wireless, LLC               08/31/2007                7.8%  Yes
               54   Office Depot                         01/31/2018                7.8%  No
               56   NAP                                  NAP                       NAP   Yes
               60   NAP                                  NAP                       NAP   No
               62   NAP                                  NAP                       NAP   No
               66   Wagner & Pelayes                     12/31/2011                7.4%  Yes
               67   NAP                                  NAP                       NAP   No
               82   Commerce Bank                        03/31/2017                5.3%  No
               84   NAP                                  NAP                       NAP   Yes
               96   NAP                                  NAP                       NAP   Yes
              105   Overton Moore Properties             03/31/2012                7.2%  No
              120   NAP                                  NAP                       NAP   Yes
              121   Chantilly Muffler, Inc.              09/30/2009               10.3%  No
              141   NAP                                  NAP                       NAP   Yes
              144   Global Systems Staffing, Inc.        06/30/2012                6.3%  Yes
              163   Starbucks Corporation                07/31/2016                9.1%  Yes
              214   NAP                                  NAP                       NAP   Yes
              226   NAP                                  NAP                       NAP   Yes
              228   Everything 4 Salon                   10/14/2009                7.3%  Yes
              230   Game Stop                            01/31/2016                9.5%  Yes
              232   NAP                                  NAP                       NAP   No
              233   NAP                                  NAP                       NAP   No
              243   NAP                                  NAP                       NAP   No
              279   NAP                                  NAP                       NAP   No
              293   NAP                                  NAP                       NAP   Yes
              308   White House Black Market             03/31/2017               26.3%  Yes
              315   Suno Ice Cream                       03/31/2010               16.5%  Yes
              323   CPS/Arizona Brokerage                05/31/2009                6.5%  Yes
              328   NAP                                  NAP                       NAP   No
              329   NAP                                  NAP                       NAP   No
              337   NAP                                  NAP                       NAP   No
              339   NAP                                  NAP                       NAP   No
              341   NAP                                  NAP                       NAP   No
              380   NAP                                  NAP                       NAP   No
              415   NAP                                  NAP                       NAP   No


Mortgage Loan No.   Tax Escrow in Place(13)   Capital Expenditure Escrow in Place(14)   TI/LC Escrow in Place(15)
-----------------   -----------------------   ---------------------------------------   -------------------------
                3   Yes                       Yes                                       No
                3   Yes                       Yes                                       No
                3   Yes                       Yes                                       No
                3   Yes                       Yes                                       No
                3   Yes                       Yes                                       No
                3   Yes                       Yes                                       No
                3   Yes                       Yes                                       No
                3   Yes                       Yes                                       No
                3   Yes                       Yes                                       No
                3   Yes                       Yes                                       No
                3   Yes                       Yes                                       No
                5   No                        No                                        No
                9   No                        No                                        No
               21   Yes                       No                                        Yes
               34   Yes                       No                                        No
               36   No                        Yes                                       No
               50   Yes                       No                                        No
               53   Yes                       No                                        Yes
               54   No                        No                                        No
               56   Yes                       No                                        No
               60   No                        No                                        No
               62   No                        No                                        No
               66   Yes                       No                                        No
               67   No                        No                                        No
               82   No                        No                                        No
               84   Yes                       No                                        No
               96   Yes                       No                                        No
              105   No                        No                                        Yes
              120   Yes                       No                                        No
              121   Yes                       No                                        No
              141   Yes                       Yes                                       No
              144   Yes                       No                                        Yes
              163   Yes                       Yes                                       Yes
              214   Yes                       No                                        No
              226   Yes                       No                                        No
              228   Yes                       Yes                                       Yes
              230   Yes                       No                                        No
              232   No                        No                                        No
              233   No                        No                                        No
              243   No                        No                                        No
              279   No                        No                                        No
              293   Yes                       No                                        No
              308   Yes                       No                                        No
              315   Yes                       No                                        Yes
              323   Yes                       No                                        No
              328   Yes                       No                                        No
              329   Yes                       No                                        No
              337   No                        No                                        No
              339   No                        No                                        No
              341   Yes                       No                                        No
              380   Yes                       No                                        No
              415   No                        No                                        No


Mortgage Loan No.   Other Escrow Description(16)                                   Springing Escrow Description(17)
-----------------   ------------------------------------------------------------   --------------------------------
                3   Occupancy                                                      TILC
                3   Construction                                                   TILC
                3   Occupancy                                                      TILC
                3   Construction, Occupancy                                        TILC
                3   NAP                                                            TILC
                3   NAP                                                            TILC
                3   NAP                                                            TILC
                3   Construction, Tutor Time Reserve Fund                          TILC
                3   Construction, Occupancy                                        TILC
                3   Occupancy                                                      TILC
                3   Westporte Village Reserve Fund, Specified Repairs, Occupancy   TILC
                5   Immediate Repairs                                              TILC, Tax, Insurance, CapEx
                9   NAP                                                            TI/LC
               21   NAP                                                            TILC
               34   Principal Reduction Reserve                                    TILC
               36   NAP                                                            NAP
               50   NAP                                                            NAP
               53   NAP                                                            TILC
               54   Additional Security                                            CapEx, TILC
               56   NAP                                                            Other
               60   NAP                                                            TILC, Other
               62   NAP                                                            NAP
               66   Principal Reduction Reserve and Free Rent                      TILC
               67   NAP                                                            TILC
               82   NAP                                                            NAP
               84   NAP                                                            NAP
               96   NAP                                                            NAP
              105   NAP                                                            NAP
              120   NAP                                                            NAP
              121   NAP                                                            NAP
              141   FF&E Replacements                                              TILC
              144   Rental Payments                                                NAP
              163   NAP                                                            NAP
              214   Additional Security                                            Other
              226   NAP                                                            NAP
              228   Additional Security                                            NAP
              230   Additional Security                                            NAP
              232   NAP                                                            TILC
              233   NAP                                                            NAP
              243   NAP                                                            TILC
              279   NAP                                                            NAP
              293   NAP                                                            NAP
              308   White House Lease                                              NAP
              315   NAP                                                            NAP
              323   NAP                                                            NAP
              328   NAP                                                            TI/LC
              329   NAP                                                            TILC
              337   NAP                                                            NAP
              339   NAP                                                            TILC
              341   NAP                                                            NAP
              380   NAP                                                            NAP
              415   NAP                                                            NAP


Mortgage Loan No.   Initial Capital Expenditure Escrow Requirement(18)
-----------------   --------------------------------------------------
                3                                             $449,716
                3                                             $368,462
                3                                             $266,271
                3                                             $234,064
                3                                             $178,130
                3                                             $156,493
                3                                             $144,124
                3                                             $135,597
                3                                             $130,514
                3                                              $96,846
                3                                              $65,036
                5                                                   $0
                9                                                   $0
               21                                                   $0
               34                                                   $0
               36                                                   $0
               50                                                   $0
               53                                                   $0
               54                                                   $0
               56                                                   $0
               60                                                   $0
               62                                                   $0
               66                                                   $0
               67                                                   $0
               82                                                   $0
               84                                                   $0
               96                                                   $0
              105                                                   $0
              120                                                   $0
              121                                                   $0
              141                                             $500,000
              144                                                   $0
              163                                                   $0
              214                                                   $0
              226                                                   $0
              228                                                   $0
              230                                                   $0
              232                                                   $0
              233                                                   $0
              243                                                   $0
              279                                                   $0
              293                                                   $0
              308                                                   $0
              315                                                   $0
              323                                                   $0
              328                                                   $0
              329                                                   $0
              337                                                   $0
              339                                                   $0
              341                                                   $0
              380                                                   $0
              415                                                   $0


Mortgage Loan No.   Monthly Capital Expenditure Escrow Requirement(19)
-----------------   -------------------------------------------------------------------------------------------------
                3                                                                                              $3,236
                3                                                                                              $2,651
                3                                                                                              $1,916
                3                                                                                              $1,684
                3                                                                                              $1,282
                3                                                                                              $1,126
                3                                                                                              $1,037
                3                                                                                                $976
                3                                                                                                $939
                3                                                                                                $697
                3                                                                                                $468
                5                                                                                                  $0
                9                                                                                                  $0
               21                                                                                                  $0
               34                                                                                                  $0
               36   Borrower shall deposit an amount to cover the cost of FF&E Replacements equal to 4% of Borrower's
                     Total Gross Revenues generated during the immediately preceding one month period, such amount to be reconciled annually based on the annual financial statements.
               50                                                                                                  $0
               53                                                                                                  $0
               54                                                                                                  $0
               56                                                                                                  $0
               60                                                                                                  $0
               62                                                                                                  $0
               66                                                                                                  $0
               67                                                                                                  $0
               82                                                                                                  $0
               84                                                                                                  $0
               96                                                                                                  $0
              105                                                                                                  $0
              120                                                                                                  $0
              121                                                                                                  $0
              141                 Borrower shall deposit an amount to cover the cost of FF&E Replacements equal to 4%
                                    of Borrower's Total Gross Revenues generated during the immediately preceding one month period, such amount to be reconciled annually based on the annual financial statements.
              144                                                                                                  $0
              163                                                                                                $248
              214                                                                                                  $0
              226                                                                                                  $0
              228                                                                                                $261
              230                                                                                                  $0
              232                                                                                                  $0
              233                                                                                                  $0
              243                                                                                                  $0
              279                                                                                                  $0
              293                                                                                                  $0
              308                                                                                                  $0
              315                                                                                                  $0
              323                                                                                                  $0
              328                                                                                                  $0
              329                                                                                                  $0
              337                                                                                                  $0
              339                                                                                                  $0
              341                                                                                                  $0
              380                                                                                                  $0
              415                                                                                                  $0


Mortgage Loan No.   Current Capital Expenditure Escrow Balance(20)   Initial TI/LC Escrow Requirement(21)
-----------------   ----------------------------------------------   ------------------------------------
                3                                         $449,716                                     $0
                3                                         $368,462                                     $0
                3                                         $266,271                                     $0
                3                                         $234,064                                     $0
                3                                         $178,130                                     $0
                3                                         $156,493                                     $0
                3                                         $144,124                                     $0
                3                                         $135,597                                     $0
                3                                         $130,514                                     $0
                3                                          $96,846                                     $0
                3                                          $65,036                                     $0
                5                                               $0                                     $0
                9                                               $0                                     $0
               21                                               $0                               $450,000
               34                                               $0                                     $0
               36                                               $0                                     $0
               50                                               $0                                     $0
               53                                               $0                               $350,000
               54                                               $0                                     $0
               56                                               $0                                     $0
               60                                               $0                                     $0
               62                                               $0                                     $0
               66                                               $0                                     $0
               67                                               $0                                     $0
               82                                               $0                                     $0
               84                                               $0                                     $0
               96                                               $0                                     $0
              105                                               $0                                $94,249
              120                                               $0                                     $0
              121                                               $0                                     $0
              141                                         $500,402                                     $0
              144                                               $0                                $65,000
              163                                               $0                                     $0
              214                                               $0                                     $0
              226                                               $0                                     $0
              228                                           $3,910                                     $0
              230                                               $0                                     $0
              232                                               $0                                     $0
              233                                               $0                                     $0
              243                                               $0                                     $0
              279                                               $0                                     $0
              293                                               $0                                     $0
              308                                               $0                                     $0
              315                                               $0                                     $0
              323                                               $0                                     $0
              328                                               $0                                     $0
              329                                               $0                                     $0
              337                                               $0                                     $0
              339                                               $0                                     $0
              341                                               $0                                     $0
              380                                               $0                                     $0
              415                                               $0                                     $0


Mortgage Loan No.   Monthly TI/LC Escrow Requirement(22)   Current TI/LC Escrow Balance(23)   Environmental Insurance
-----------------   ------------------------------------   --------------------------------   -----------------------
                3                                     $0                                 $0   No
                3                                     $0                                 $0   No
                3                                     $0                                 $0   No
                3                                     $0                                 $0   No
                3                                     $0                                 $0   No
                3                                     $0                                 $0   No
                3                                     $0                                 $0   No
                3                                     $0                                 $0   No
                3                                     $0                                 $0   No
                3                                     $0                                 $0   No
                3                                     $0                                 $0   No
                5                                     $0                                 $0   No
                9                                     $0                                 $0   No
               21                                     $0                           $450,000   No
               34                                     $0                                 $0   No
               36                                     $0                                 $0   No
               50                                     $0                                 $0   No
               53                                     $0                           $350,000   No
               54                                     $0                                 $0   No
               56                                     $0                                 $0   No
               60                                     $0                                 $0   No
               62                                     $0                                 $0   No
               66                                     $0                                 $0   No
               67                                     $0                                 $0   No
               82                                     $0                                 $0   No
               84                                     $0                                 $0   No
               96                                     $0                                 $0   No
              105                                     $0                            $94,249   No
              120                                     $0                                 $0   No
              121                                     $0                                 $0   No
              141                                     $0                                 $0   No
              144                                 $1,750                            $66,750   No
              163                                   $702                                 $0   No
              214                                     $0                                 $0   No
              226                                     $0                                 $0   No
              228                                 $1,300                            $19,500   No
              230                                     $0                                 $0   No
              232                                     $0                                 $0   No
              233                                     $0                                 $0   No
              243                                     $0                                 $0   No
              279                                     $0                                 $0   No
              293                                     $0                                 $0   No
              308                                     $0                                 $0   No
              315                                 $1,000                                 $0   No
              323                                     $0                                 $0   No
              328                                     $0                                 $0   No
              329                                     $0                                 $0   No
              337                                     $0                                 $0   No
              339                                     $0                                 $0   No
              341                                     $0                                 $0   No
              380                                     $0                                 $0   No
              415                                     $0                                 $0   No


                                                                              Prepayment Code (25)
                                                 ----------------------------------------------------------------------------
                    Interest
                    Accrual
Mortgage Loan No.   Method       Seasoning(24)   LO   DEF   DEF/YM1   DEF/YM   YM2   YM1   YM    5%   4%   3%   2%   1%  Open
-----------------   ----------   -------------   --   ---   -------   ------   ---   ---   --   --   --   --   --   --   ----
                3   Actual/360               0                            94               24                               2
                3   Actual/360               0                            94               24                               2
                3   Actual/360               0                            94               24                               2
                3   Actual/360               0                            94               24                               2
                3   Actual/360               0                            94               24                               2
                3   Actual/360               0                            94               24                               2
                3   Actual/360               0                            94               24                               2
                3   Actual/360               0                            94               24                               2
                3   Actual/360               0                            94               24                               2
                3   Actual/360               0                            94               24                               2
                3   Actual/360               0                            94               24                               2
                5   30/360                   1   24              91                    1                                    4
                9   Actual/360               1                            88               25                               7
               21   Actual/360               2                                        57                                    3
               34   Actual/360               1   60                                   56                                    4
               36   Actual/360               4                                        71                                   13
               50   Actual/360               0   24    94                                                                   2
               53   Actual/360               2                                        57                                    3
               54   30/360                   0   24              92                                                         4
               56   Actual/360               1   25    93                                                                   2
               60   Actual/360               1   25    91                                                                   4
               62   Actual/360               2   26    87                                                                   7
               66   Actual/360               0   24              94                                                         2
               67   Actual/360               1                                       118                                    2
               82   Actual/360               1   25    93                                                                   2
               84   Actual/360               1   25    93                                                                   2
               96   Actual/360               1                                       116                                    4
              105   Actual/360               2   26    21                                                                  13
              120   Actual/360               1   25    93                                                                   2
              121   Actual/360               1   25    91                                                                   4
              141   Actual/360               1   25    93                                                                   2
              144   Actual/360               2   26    92                                                                   2
              163   Actual/360               0   24    94                                                                   2
              214   Actual/360               1   25                                   93                                    2
              226   Actual/360               1                                       117                                    3
              228   Actual/360              16   40    76                                                                   4
              230   Actual/360               1   25                                   93                                    2
              232   Actual/360               2   26                                   92                                    2
              233   Actual/360               0   24                                   92                                    4
              243   Actual/360               1   25                                   93                                    2
              279   Actual/360               2   26                                   92                                    2
              293   Actual/360               1                                       117                                    3
              308   Actual/360               0   24                                   94                                    2
              315   Actual/360               1   25                                   93                                    2
              323   Actual/360               1                                        58                                    2
              328   Actual/360               1   25                                   93                                    2
              329   Actual/360               1   25                                   93                                    2
              337   Actual/360               2                                       118                                    2
              339   Actual/360               3   27                                   53                                    4
              341   Actual/360               3   27                                   55                                    2
              380   Actual/360               3   27                                   55                                    2
              415   Actual/360               1   25                                   93                                    2


Mortgage Loan No.   YM Formula(26)   Administrative Cost Rate (27)   Mortgage Loan No.
-----------------   --------------   -----------------------------   -----------------
                3   B                                        3.026                   3
                3   B                                        3.026                   3
                3   B                                        3.026                   3
                3   B                                        3.026                   3
                3   B                                        3.026                   3
                3   B                                        3.026                   3
                3   B                                        3.026                   3
                3   B                                        3.026                   3
                3   B                                        3.026                   3
                3   B                                        3.026                   3
                3   B                                        3.026                   3
                5   C                                        3.026                   5
                9   F                                        3.026                   9
               21   I                                        3.026                  21
               34   I                                        3.026                  34
               36   I                                        3.026                  36
               50                                            3.026                  50
               53   I                                        3.026                  53
               54   C                                        3.026                  54
               56                                            3.026                  56
               60                                            3.026                  60
               62                                            3.026                  62
               66   I                                        3.026                  66
               67   I                                        3.026                  67
               82                                            3.026                  82
               84                                            3.026                  84
               96   I                                        3.026                  96
              105                                            3.026                 105
              120                                            3.026                 120
              121                                            3.026                 121
              141                                            3.026                 141
              144                                            3.026                 144
              163                                            3.026                 163
              214   P                                        3.026                 214
              226   P                                        3.026                 226
              228                                            3.026                 228
              230   P                                        3.026                 230
              232   P                                        3.026                 232
              233   P                                        3.026                 233
              243   P                                        3.026                 243
              279   P                                        3.026                 279
              293   P                                        3.026                 293
              308   P                                        3.026                 308
              315   P                                        3.026                 315
              323   P                                        3.026                 323
              328   P                                        3.026                 328
              329   P                                        3.026                 329
              337   P                                        3.026                 337
              339   P                                        3.026                 339
              341   P                                        3.026                 341
              380   P                                        3.026                 380
              415   P                                        3.026                 415


                                    EXHIBIT 2

                    REPRESENTATIONS AND WARRANTIES REGARDING
                            INDIVIDUAL MORTGAGE LOANS

      (1) Mortgage Loan Schedule. The information set forth in the Mortgage Loan
Schedule is true and correct in all material respects as of the date of this Agreement and as of the Cut-Off Date.

      (2) Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. Upon the consummation of the transactions contemplated by this Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. None of the Mortgage Loan documents restricts the Seller's right to transfer the Mortgage Loan to the Purchaser or to the Trustee.

      (3) Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-Off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-Off Date.

      (4) Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy, (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or (d), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use or operation of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt and (e) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan (the foregoing items (a) through (e) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

      (5) Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases. If an Assignment of Leases exists with respect to any Mortgage Loan (whether as a part of the related Mortgage or separately), then the related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage Loan, the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

      (6) Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule A to Exhibit 2), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File and none of the Mortgage Loans has been materially modified since May 14, 2007.

      (7) Condition of Property; Condemnation. With respect to (i) the Mortgaged Properties securing the Mortgage Loans that were the subject of an engineering report issued after the first day of the month that is 18 months prior to the Closing Date, each Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established based on the engineering report) that would materially and adversely affect its value as security for the related Mortgage Loan and (ii) the Mortgaged Properties securing the Mortgage Loans that were not the subject of an engineering report 18 months prior to the Closing Date as set forth on Schedule A to this Exhibit 2, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's Title Policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

      (8) Title Insurance. Each Mortgaged Property is covered by an American Land Title Association (or a comparable form as adopted in the applicable jurisdiction) lender's title insurance policy, a pro forma policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located. Such Title Policy contains no exclusion for, or it affirmatively insures access to a public road.

      (9) No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement that must be satisfied as a condition to disbursements of any funds escrowed for such purpose have been complied with on or before the Closing Date, or any such funds so escrowed have not been released.

      (10) Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

      (11) Trustee under Deed of Trust. If any Mortgage is a deed of trust, (1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (2) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

      (12) Environmental Conditions.

            (i) With respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an environmental site assessment after the first day of the month that is 18 months prior to the Closing Date, an environmental site assessment, or an update of a previous such report, was performed with respect to each Mortgaged Property in connection with the origination or the acquisition of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each Mortgaged Property) (an "Environmental Report") has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated or (iii) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan. In connection with the origination of each Mortgage Loan, each environmental consultant has represented in such Environmental Report or in a supplement letter that the environmental assessment of the applicable Mortgaged Property was conducted utilizing generally accepted Phase I industry standards using the American Society for Testing and Materials (ASTM) Standard Practice E 1527-00.

            (ii) With respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an environmental site assessment meeting ASTM Standards after the first day of the month that is 18 months prior to the Closing Date as set forth on Schedule A to this Exhibit 2, (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value, use or operation of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property and neither Seller nor, to Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

      "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance, material or waste as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.), the Hazardous Materials Transportation Act as amended (42 U.S.C. ss.ss. 6901 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. ss.ss. 6901 et seq.), the Federal Water Pollution Control Act as amended (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act as amended (42 U.S.C. ss.ss. 1251 et seq.) and any regulations promulgated pursuant thereto.

      (13) Loan Document Status. Each Mortgage Note, Mortgage, Assignment of Leases and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreement.

      (14) Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against with respect to similarly situated properties in the locality of the Mortgaged Property (so-called "All Risk" coverage) in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the improvements located at the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, for properties of similar types and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or (c) to the reduction of the principal amount of the Mortgage Loan. For each Mortgaged Property located in a Zone 3 or Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than 20% was prepared, based on a 450- or 475-year lookback with a 10% probability of exceedance in a 50-year period, in connection with the origination of the Mortgage Loan secured by such Mortgaged Property or (ii) the improvements for the Mortgaged Property are insured against earthquake damage.

      (15) Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent or unpaid until the date on which interest or penalties would be first payable thereon.

      (16) Mortgagor Bankruptcy. No Mortgagor is, to the Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding.

      (17) Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground Leases:

            (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

            (b) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

            (c) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and the Trustee as its assignee upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

            (d) Such Ground Lease is in full force and effect, and the Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

            (e) Such Ground Lease, or an estoppel letter or other agreement, (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

            (f) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

            (g) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage Loan;

            (h) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either
      (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (i) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

            (j) Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding; and

            (k) Such Ground Lease may not be amended or modified or any such amendment or modification will not be effective against the mortgagee without the prior written consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns; provided, however, that termination or cancellation without such consent may be binding on the mortgagee if
      (i) an event of default occurs under the Ground Lease, (ii) notice is provided to the mortgagee and (iii) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

      (18) Escrow Deposits. All escrow deposits and payments relating to each Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

      (19) LTV Ratio. The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated, at least equal to 80 percent of the original principal balance of the Mortgage Loan or (ii) at the Closing Date, at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans); or (b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property that served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)).

      (20) Mortgage Loan Modifications. Any Mortgage Loan that was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code either (a) was modified as a result of the default under such Mortgage Loan or under circumstances that made a default reasonably foreseeable or (b) satisfies the provisions of either clause (a)(i) of paragraph 19 (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

      (21) Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

      (22) No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, except, in each case, for liens insured against by the Title Policy referred to herein, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

      (23) Compliance with Laws. Except as otherwise specifically disclosed in an exception on Schedule A attached hereto to another representation and warranty made by the seller in this Exhibit 2, at origination, each Mortgage Loan complied with all applicable federal, state and local statutes and regulations. Each Mortgage Loan complied with (or is exempt from) all applicable usury laws in effect at its date of origination.

      (24) Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

      (25) Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the appraisal for such Mortgaged Property, and/or generates income from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan or in connection with the defeasance provisions of the related Note and Mortgage. The Mortgages relating to those Mortgage Loans identified on Schedule A hereto require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) the payment of a release price and prepayment consideration in connection therewith. Except as described in the first sentence hereof and for those Mortgage Loans identified on Schedule A, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Mortgagor to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg. ss.1.860G-2(b)(2) and (b) would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code. The loan documents require the related Mortgagor to bear the cost of such opinion.

      (26) No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

      (27) No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller elsewhere in this Exhibit 2 or the exceptions listed in Schedule A attached hereto.

      (28) Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Mortgage Loan.

      (29) Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related Mortgage Loan by the Seller hereunder.

      (30) Junior Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any lien (other than a Permitted Encumbrance) junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien (other than a Permitted Encumbrance) junior to the lien of the related Mortgage.

      (31) Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

      (32) Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

      (33) Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

      (34) Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the Purchaser.

      (35) Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold or encumbered by a junior mortgage or deed of trust; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

      (36) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person (and the Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

      (37) REMIC Eligibility. Each Mortgage Loan is a "qualified mortgage" as such term is defined in Section 860G(a)(3) of the Code (without regard to Treasury Regulations Section 1.860G-2(f)(2), which treats certain defective mortgage loans as qualified mortgages).

      (38) Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans of the Seller.

      (39) [Reserved].

      (40) Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-Off Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in, and operation of, such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

      (41) Defeasance and Assumption Costs. The related Mortgage Loan Documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the Lender incurred in connection with (i) the defeasance of such Mortgage Loan and the release of the related Mortgaged Property, and (ii) the approval of an assumption of such Mortgage Loan.

      (42) Defeasance. No Mortgage Loan provides that it can be defeased until a date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

      (43) Authorized to do Business. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

      (44) Terrorism Insurance. With respect to each Mortgage Loan that has a Stated Principal Balance as of the Cut-Off Date that is greater than or equal to $20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not, as of the date of origination of the Mortgage Loan, and, to the Mortgage Loan Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan Documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on Schedule A.

      (45) Operating Statements and Rent Rolls. In the case of each Mortgage Loan, the related Mortgage Loan Documents require the related Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and rent rolls not less frequently than annually (except if the Mortgage Loan has an outstanding principal balance of less than or equal to $3,500,000 as of the Cut-Off Date or the related Mortgaged Property has only one tenant, in either of which cases, the Mortgage Loan Documents require the Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and (if there is more than one tenant) rent rolls and/or financial statements of the Mortgagor annually), and such other information as may be required therein.

      (46) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

                                   SCHEDULE A

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
             LISTED IN EXHIBIT 2 REGARDING INDIVIDUAL MORTGAGE LOANS

                            INDIVIDUAL MORTGAGE LOANS

                     Principal Commercial Funding II - IQ 14


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Rep. No. 14 - Insurance
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Loan No. 755675 - CVS Drug Store
--------------------------------

Explanation - Terrorism coverage has been waived for this mortgage loan in addition to loss of rents coverage for the terrorism peril as long as the single tenant's lease (CVS) remains in full force and effect. Tenant supplies the insurance for fire and extended perils, which contains an exclusion for terrorism. Pursuant to the loan documents, borrower and guarantor are personally liable for uninsured events including acts of terrorism. The collateral for this loan is a 14,884 sq. ft. free standing retail store that is located in Tucson, Arizona. The LTV is 49.5%.

Loan No. 755679 - 3420 East Shea Boulevard
------------------------------------------

Explanation - Borrower is permitted under this mortgage loan to carry $644,100 loss of rents coverage prior to the insurance renewal date of June 7, 2007 at which time borrower must increase to 12 months coverage of not less than $1,000,000. The LTV is 28.9%.

Loan No. 755684 - 10016 South 51st Street
-----------------------------------------

Explanation - Loss of rents coverage has been waived for the life of the loan so long as no event of default has occurred and the single tenant's lease (Simula Technologies Inc) remains in full force and effect with no defaults. The lease does not permit the tenant to terminate their lease or abate rent due to a casualty event.

Loan No. 755690 - 7201 Canyon Drive
-----------------------------------

Explanation - The tenant, Diamond Shamrock Refining & Marketing Co, provides the fire and extended perils coverage through self insurance as permitted under its lease provided the lease guarantor, Valero Energy Corp. maintains a net worth of $75,000,000. Valero Energy Corp. is rated BBB stable by S&P and Baa3 stable by Moody's.

Loan No. 755713 - 16201 Southwest 88 Street
-------------------------------------------

Explanation - Terrorism coverage has been waived for this mortgage loan in addition to loss of rents coverage for the terrorism peril as long as the single tenant's lease to Pollo Operations remains in full force and effect. Carrol's Corporation guarantees the lease and is rated B+ by S&P and B1 by Moody's. Tenant supplies the insurance for fire and extended perils, which contains exclusion for terrorism. Loan is 50% recourse to Yung Chon and the LTV is 57.4%.


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Rep. No. 36 - Non-Recourse Exceptions
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Loan No. - 755509 - Centerpointe Marketplace
--------------------------------------------

            (B) Explanation -The Mortgage Loan does not have a natural person liable for any of the recourse carve-outs. Jona Goldrich, as trustee of The Goldrich Trust No. 1, under trust agreement dated August 4, 1971, and restated November 2, 2002, Warren L. Breslow, as trustee of The Warren L. Breslow Trust, under trust agreement dated February 26, 1982, Michael Kest as administrative trustee of The Kest Trust No. 1, under trust agreement dated April 1, 1971, and restated May 13, 2003, and Robert Hirsch, as trustee of The Hirsch Family Trust, under trust agreement dated October 28, 1982 guarantee the recourse carve-outs. The LTV is 69.1%.

            (C)

Loan No. - 755565 - Residence Inn Woburn
----------------------------------------

            (D) Explanation -The Mortgage Loan does not have a natural person liable for any of the recourse carve-outs. The recourse carve-outs are guaranteed by National Development Associates of New England Limited Partnership and Pyramid Advisors, LLC.

Loan No. - 755590 - 4241 Brookhill Road
---------------------------------------

            (E) Explanation -The Mortgage Loan does not have a natural person liable for any of the recourse carve-outs. The recourse carve-outs are guaranteed by MSH-Stewart, Inc. The LTV is 35.5%.

Loan No. - 755679 - 3420 East Shea Boulevard
--------------------------------------------

            (F) Explanation -The Mortgage Loan does not have a natural person liable for the recourse carve-out related solely to environmental. The LTV is 28.9%.

Loan No. - 755689 - 2601 Wilshire Boulevard
-------------------------------------------

Explanation - The Borrower has the right to replace Borrower and Guarantor carve-out liability for environmental issues with acceptable environmental insurance.

Loan No. - 755695 - Layton Hills Mall
-------------------------------------

            (G) Explanation -The Mortgage Loan has neither an entity nor a nature person liable for any of the recourse carve-outs.

Loan No. - 755696 - Eastgate Crossing
-------------------------------------

            (H) Explanation -The Mortgage Loan has neither an entity nor a nature person liable for any of the recourse carve-outs.

Loan No. - 755697 - SULLY SQUARE
--------------------------------

            (I) Explanation -The Mortgage Loan has neither an entity nor a nature person liable for any of the recourse carve-outs. The LTV is 43.7%.

Loan No. - 755700 - Hamilton Corporate Center
---------------------------------------------

            (J) Explanation -The Mortgage Loan does not have a natural person liable for any of the recourse carve-outs.

Loan No. - 755716 - 28624 Witherspoon Parkway
---------------------------------------------

            (K)

            (L) Explanation -The Mortgage Loan does not have a natural person liable for any of the recourse carve-outs. The recourse carve-outs are guaranteed by Krausz Enterprises, a California general partnership. The LTV is 65.6%.

Loan No. - 755724 - The Meridian
--------------------------------

            (M) Explanation -The Mortgage Loan has neither an entity nor a nature person liable for any of the recourse carve-outs. The LTV is 65.1%.


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Rep. No. 40 - Single Purpose Entity
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Loan No. - 755508 - Gateway at Centreport
-----------------------------------------

            (N) Explanation -Borrower not required to be a SPE but is required to be a single asset entity. The LTV for the property is 67.3%.

Loan No. -755509 - Centerpointe Marketplace
-------------------------------------------

            (O) Explanation - Imperial Terrace, one of the 3 tenants-in-common that comprise the Borrower, is not required to be either a SPE. The loan documents require that Roseville Centre Point LLC, one of the current TICs, assume 100% ownership by January 1, 2009. If the ownership transfer is not completed by this date, then an escrow payment of $15,000 per month will commence on February 1, 2009. Provided the Borrower is making good faith and diligent efforts to complete the transfer, at Lender's discretion, 2-6 month extensions to complete the transfer will be allowed as long as the escrow payment is being made.

Loan No. - 755565 - Residence Inn Woburn
----------------------------------------

            (P) Explanation -Borrower is an SPE; however, Borrower is permitted to have additional debt in the form of equipment leases in an amount not to exceed $500,000 at any one time.


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Rep. No. 45 - Operating Statements
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Loan No. - 755716 - 28624 Witherspoon Parkway
---------------------------------------------

            (Q) Explanation - Quarterly operating statements and rent rolls are not required unless space becomes multi-tenanted. The Premises is currently 100% leased to Hitachi Koki U.S.A., Ltd. Until 8/31/2013.

                                   SCHEDULE B

                           LIST OF MORTGAGORS THAT ARE
                  THIRD-PARTY BENEFICIARIES UNDER SECTION 5(b)


None.

                                    EXHIBIT 3

                                  BILL OF SALE

            1. Parties. The parties to this Bill of Sale are the following:

               Seller:     Principal Commercial Funding II, LLC
               Purchaser:  Morgan Stanley Capital I Inc.

            2. Sale. For value received, the Seller hereby conveys to the Purchaser, without recourse, all right, title and interest in and to the Mortgage Loans identified on Exhibit 1 (the "Mortgage Loan Schedule") to the Mortgage Loan Purchase Agreement, dated as of May 1, 2007 (the "Mortgage Loan Purchase Agreement"), between the Seller and the Purchaser and all of the following property:

            (a) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

            (b) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (a) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

            (c) All cash and non-cash proceeds of the collateral described in clauses (a) and (b) above.

            3. Purchase Price. $_____ (including accrued interest).

            4. Definitions. Terms used but not defined herein shall have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Bill of Sale to be duly executed and delivered on this 30th day of May, 2007.

SELLER:                                PRINCIPAL COMMERCIAL FUNDING II, LLC

                                       BY: PRINCIPAL REAL ESTATE
                                       INVESTORS, LLC, as its Manager



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:


PURCHASER:                             MORGAN STANLEY CAPITAL I INC.



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                    EXHIBIT 4

                        FORM OF LIMITED POWER OF ATTORNEY

THIS DOCUMENT PREPARED BY,
AND AFTER RECORDING RETURN TO:

Capmark Finance Inc.
116 Welsch Road
Horsham, Pennsylvania 19044

Centerline Servicing, Inc.
5221 North O'Connor Boulevard
Irving, Texas 75039

The Bank of New York Trust Company, National Association
2 North LaSalle Street
Chicago, Illinois 60602




                            LIMITED POWER OF ATTORNEY



            Know all persons by these presents; that the undersigned in its capacity as Seller, having an address of 801 Grand Avenue, Des Moines, Iowa 50392, Attention: Patricia Bailey, (the "Seller"), being duly empowered and authorized to do so, does hereby make, constitute and appoint Capmark Finance Inc., having an address of 116 Welsch Road, Horsham, Pennsylvania 19044 (the "Master Servicer"), Centerline Servicing, Inc. (formerly ARCap Servicing, Inc.), having an address of 5221 North O'Connor Boulevard, Irving, Texas 75039,
Attention: Amy L. Dixon (the "Special Servicer"), and The Bank of New York Trust Company, National Association, having an address of Corporate Trust Office, 2 North LaSalle Street, Chicago, Illinois, 60602, Attention: Corporate Trust Services (CMBS) -- Morgan Stanley Capital I Inc., Series 2007-IQ14 (the "Trustee") as the true and lawful attorneys-in-fact for the undersigned, in its name, place and stead, and for its use and benefit:

            1. To empower the Trustee, the Master Servicer and, in the event of the failure or incapacity of the Trustee and the Master Servicer, the Special Servicer, to submit for recording, at the expense of the Seller, any mortgage loan documents required to be recorded as described in the Pooling and Servicing Agreement, dated as of May 1, 2007 (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc., as Depositor, the Master Servicer, the Prudential Master Servicer, the Wells Fargo Master Servicer, the Special Servicer, the Trustee and the Paying Agent with respect to the Trust and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage File (so long as original counterparts have previously been delivered to the Trustee).

            2. This power of attorney shall be limited to the above-mentioned exercise of power.

            3. This instrument is to be construed and interpreted as a limited power of attorney. The enumeration of specific items, rights, acts or powers herein is not intended to, nor does it give rise to, and it is not intended to be construed as, a general power of attorney.

            4. The rights, power of authority of said attorney herein granted shall commence and be in full force and effect on the date hereof and such rights, powers and authority shall remain in full force and effect until the termination of the Pooling and Servicing Agreement.

            Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of May 2007.

Witnessed by:                          PRINCIPAL COMMERCIAL FUNDING II, LLC



                                       By:
-------------------------------           ---------------------------------
Print Name:                            Name:
                                       Title:

STATE OF______________________)

COUNTY OF_____________________)

On __________________________, before me, a Notary Public in and for said county, personally appeared ________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person acted and executed the instrument. Witness my hand and official seal.




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Commission Expires: